UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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T BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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T BANCSHARES, INC.
16200 Dallas Parkway, Suite 190
Dallas, Texas  75248
(972) 720-9000
April 30, 2015

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of T Bancshares, Inc.  The meeting will be held on Wednesday, June 24, 2015 at 5:30 p.m., local time, at the main office of T Bank, N.A., 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248.

We are pleased to enclose the proxy statement for the 2015 annual meeting of the shareholders of T Bancshares, Inc.  At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.
the election of  the 11 nominees named in the accompanying proxy statement as directors of T Bancshares for terms expiring at the 2016 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	the ratification of the appointment of Whitley Penn LLP as the independent registered public accounting firm of T Bancshares for the fiscal year ending December 31, 2015;

3.	the approval of the 2015 Stock Incentive Plan of T Bancshares, Inc.;

4.
the adoption of an Amended and Restated Certificate of Formation for T Bancshares, Inc. to incorporate changes consistent with the Texas Business Organizations Code which replaced the Texas Business Corporation Act, effective January 1, 2010; and

5.	the transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Our Board of Directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of T Bancshares, an affirmative vote for the ratification of the selection of our independent registered public accounting firm, an affirmative vote for the approval of the 2015 Stock Incentive Plan and an affirmative vote for the adoption of our Amended and Restated Certificate of Formation are in the best interests of T Bancshares and its shareholders and has unanimously recommended that the shareholders of T Bancshares vote in favor of the proposals.

I hope that you will be able to attend the annual meeting to vote on these matters.  Whether or not you expect to attend the meeting in person, please vote by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or vote electronically via the Internet or by telephone.  For further details, see “About the Annual Meeting – How do I vote?”

In addition to the proxy statement, a copy of T Bancshares’ annual report on Form 10-K for the year ended December 31, 2014, which is not part of the proxy soliciting material, is enclosed.

We appreciate your interest and investment in T Bancshares and look forward to seeing you at the annual meeting.

Sincerely,

/s/
Patrick Howard
President and Chief Executive Officer

T BANCSHARES, INC.
16200 Dallas Parkway, Suite 190
Dallas, Texas 75248
(972) 720-9000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, June 24, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders of T Bancshares, Inc. will be held at 5:30 p.m., local time, at the main office of T Bank, N.A., 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248, to consider and act upon the following matters:

1.
the election of  the 11 nominees named in the accompanying proxy statement as directors of T Bancshares for terms expiring at the 2016 annual meeting of shareholders or until their successors are duly elected and qualified;

2.	the ratification of the appointment of Whitley Penn LLP as the independent registered public accounting firm of T Bancshares for the fiscal year ending December 31, 2015;

3.	the approval of the 2015 Stock Incentive Plan of T Bancshares, Inc.;

4.
the adoption of an Amended and Restated Certificate of Formation for T Bancshares, Inc. to incorporate changes consistent with the Texas Business Organizations Code which replaced the Texas Business Corporation Act, effective January 1, 2010; and

5.	the transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.  Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed.  Only shareholders of record as of the close of business on April 30, 2015, are entitled to notice of, and to vote at, the annual meeting or any postponements or adjournments thereof.  A list of shareholders will be available for inspection for a period of ten days prior to the annual meeting at the office of T Bancshares at 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248 and will also be available for inspection at the meeting itself.

It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing, signing and returning the enclosed proxy card, electronically via the Internet or by telephone. Regardless of the number of shares you own, your vote is important. Please act today.

Your attention is directed to the accompanying proxy statement for more complete information regarding the matters to be acted upon at the annual meeting.

By Order of the Board of Directors

Patrick Howard
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 24, 2015.

This proxy statement, this notice of annual meeting, a form of proxy and our annual report on Form 10-K for the year ended December 31, 2014 are available free of charge on our website at https://www.tbank.com/site/about_shareholders.html.

Dallas, Texas
April 30, 2015

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE.  THIS WILL ENSURE THAT YOUR SHARES ARE PRESENT FOR PURPOSE OF DETERMINING WHETHER A QUORUM EXISTS AND VOTED IN ACCORDANCE WITH YOUR WISHES.  FOR FURTHER DETAILS, SEE “ABOUT THE ANNUAL MEETING – HOW DO I VOTE?”

This notice of annual meeting and proxy statement and form of proxy card are first being distributed to shareholders on or about May 14, 2015.

T BANCSHARES, INC.
16200 Dallas Parkway, Suite 190
Dallas, Texas  75248
___________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 24, 2015
_______________________________

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the annual meeting?

The 2015 annual meeting of shareholders of T Bancshares, Inc. (the “Company,” “T Bancshares,” “we,” and “us”) will be held on Wednesday, June 24, 2015, beginning at 5:30 p.m., local time, at the main office of T Bank, N.A., 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248.

Why am I receiving these materials?

           We are furnishing our proxy materials to our shareholders in connection with the solicitation of proxies by the Company’s Board of Directors to be voted at the annual meeting.  The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this proxy statement.

What is a proxy?

           A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card.  Patrick Howard and Shari Jensen have been designated as proxies or proxy holders for the annual meeting.

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2015 annual meeting of the shareholders of T Bancshares.  Certain of our directors, officers, employees, and agents may also solicit proxies on our behalf personally, by mail, telephone or otherwise.  We will not pay our directors, officers or employees any extra compensation for participating in this solicitation.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting.  We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the following matters:

•
Proposal One:  The election of  the 11 nominees named in this proxy statement as directors of T Bancshares for terms expiring at the 2016 annual meeting of shareholders or until their successors are duly elected and qualified.

•	Proposal Two: The ratification of the selection of Whitley Penn LLP as the independent registered public accounting firm of T Bancshares for the fiscal year ending December 31, 2015.

•	Proposal Three: The approval of the 2015 Stock Incentive Plan of T Bancshares, Inc.

•
Proposal Four:  The adoption of an Amended and Restated Certificate of Formation for T Bancshares, Inc. to incorporate changes consistent with the Texas Business Organizations Code (“TBOC”) which replaced the Texas Business Corporation Act (“TBCA”), effective January 1, 2010.

In addition, our management will report on the performance of T Bancshares during 2014 and respond to appropriate questions from shareholders.  Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, April 30, 2015, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof.  Each outstanding common share entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.  The total number of common shares outstanding on the record date and eligible to cast votes at the annual meeting is 4,029,932.

How many shares must be present to hold the annual meeting?

We must have a quorum to conduct any business at the annual meeting.  The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 2,014,967 shares, will constitute a quorum at the annual meeting.  For purposes of determining a quorum, abstentions, withheld votes in the election of directors and broker non-votes will be included in the number of shares present.  A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted on a particular matter.  See “How will my shares be voted if I do not provide my proxy?” below.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting.  Shares held in your name as the shareholder of record may be voted:

(1) in person at the annual meeting,

(2) via the Internet at www.proxyvote.com and following the instructions,

(3) by telephone by calling 1-800-690-6903 and following the instructions, or

(4) by completing, dating and promptly returning the enclosed proxy card.

We encourage you to vote electronically or by telephone. Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 23, 2015.

Shareholders who hold shares through a bank, broker or other nominee (“street name shareholders”) who receive or request printed copies of the proxy materials should be provided with voting instruction cards by the institution that holds their shares. If you are a street name shareholder who has received or requested a printed copy of the proxy materials and have not received a voting instruction card from your bank, broker or other nominee, please contact the institution that holds your shares.

Street name shareholders may also be eligible to vote their shares over the Internet or by telephone by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction card (if the bank, broker or other nominee provides these voting methods). Otherwise, please complete, sign and date the voting instruction card and return it promptly.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

How will my shares be voted if I do not specify a choice with respect to each proposal?

If you sign and submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for director, FOR the ratification of the selection of our independent registered public accounting firm, FOR the approval of the 2015 Stock Incentive Plan of T Bancshares, Inc., and FOR the adoption of an Amended and Restated Certificate of Formation for T Bancshares, Inc. to incorporate changes consistent with the TBOC which replaced the TBCA, effective January 1, 2010.

How will my shares be voted if I do not provide my proxy?

If you own your shares as a registered holder, which means that your shares of our common stock are registered in your name, your shares will be voted only if you submit your vote over the Internet or by telephone or if you return a signed proxy card.  Otherwise, your shares will not be represented at the annual meeting and will not count toward the quorum requirement, which is explained under “How many shares must be present to hold the annual meeting?” above, unless you attend the annual meeting to vote them in person.

If you are a street name shareholder, your bank, broker or other nominee may or may not vote your shares if you have not provided voting instructions to the bank, broker or other nominee. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the annual meeting. Under the rules that govern brokers, when a proposal is a “routine” matter, banks, brokers and other nominees may vote your shares in their discretion on “routine matters.” The ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm is a routine matter for which banks, brokers and other nominees may vote on behalf of their clients if no voting instructions are provided.

Under the rules that govern brokers, when a proposal is not a “routine matter” and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker or other nominee cannot vote your shares on that proposal. This is called a “broker non-vote.” The election of the director nominees to the Board of Directors, the approval of the 2015 Stock Incentive Plan and the approval and the adoption of the Amended and Restated Certificate of Formation are not routine matters and, if your bank, broker or other nominee has not received your voting instructions with respect to these proposals, your bank, broker or other nominee cannot vote your shares on these proposals.

Your Participation in Voting the Shares You Own is Important. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the relevant instructions to vote your shares. We hope you will exercise your rights and fully participate as a shareholder.

Can I change my vote?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the annual meeting is called to order.  If you are the shareholder of record, you may change your vote by voting via the Internet or by telephone, by timely mailing a new proxy bearing a later date (which automatically revokes the earlier proxy) or by providing a written notice of revocation to our Corporate Secretary prior to the annual meeting being called to order.  Mere attendance at the annual meeting is not sufficient to revoke a proxy.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request prior to the annual meeting being duly called to order.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee, or, if you have obtained a legal proxy from your bank, broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve the proposals?

In the election of directors, you may vote “FOR” all of the nominees, “WITHHOLD” for all of the nominees or “FOR ALL EXCEPT” and designate one or more of the nominees for whom you are withholding your vote.  Each director is required to be elected by a plurality of the votes cast at the annual meeting.  If your vote is withheld with respect to any nominee, it will have no effect on the election of that nominee.

In the ratification of the selection of our independent registered public accounting firm, you may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal.  The affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this matter is required for ratification of the independent registered public accounting firm.  If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

In the approval of the 2015 Stock Incentive Plan, you may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal.  The affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this matter is required for approval of the 2015 Stock Incentive Plan.   If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

In the adoption of our Amended and Restated Certificate of Formation, you may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal.  Approval of this proposal requires the affirmative vote of two-thirds of the shares outstanding and entitled to vote on this matter.  Broker non-votes, abstentions and shares not otherwise represented at the meeting will have the same effect as a vote against this matter.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders.  We have not received notice from any shareholder as to any matter to come before the annual meeting.  If any other matter is presented at the annual meeting, your signed proxy gives Patrick Howard and Shari Jensen, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Our Board of Directors recommends a vote “FOR” the election of the nominated slate of directors, “FOR” the ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm, “FOR” the approval of the 2015 Stock Incentive Plan and “FOR” the adoption of our Amended and Restated Certificate of Formation. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Patrick Howard
President & CEO
16200 Dallas Parkway, Suite 190
Dallas, Texas 75248
(972) 720-9000
phoward@tbank.com

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

Our bylaws authorize our Board of Directors to fix the number of directors at any number not less than one.  Our Board currently consists of 11 members.  You may not vote for a greater number of persons than the number of nominees named in this proxy statement.  The nomination of these directors to stand for election at the annual meeting has been recommended by the Nominating Subcommittee of the Executive Committee and approved by the Board of Directors.

The Board of Directors has presented the 11 nominees listed below for election as directors to serve until the 2016 annual meeting or until their successors are duly elected and qualified.  All of the nominees listed below currently serve on our Board of Directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below.  Each of the nominees has agreed to serve.  If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee.  In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors.  If no substitute nominees are available, the Board of Directors will act to reduce the number of directors.

There are no arrangements or understandings between T Bancshares and any person pursuant to which such person has been elected as a director.

Set forth below is certain information with respect to each nominee for election as a director.  The address for each director is 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248.  Unless otherwise noted below, none of the corporations or organizations named below is a parent, subsidiary or other affiliate of T Bancshares.

Name	Age	Position(s) Held with T Bancshares	Position(s) Held with T Bank, N.A.	Director Since
Stanley Allred	60	Director	Director	February 2003
Dan Basso	69	Director, Chairman	Director, Chairman	February 2003
Frankie Basso	44	Director	Director	February 2003
David Carstens	50	Director	Director	February 2003
Ron Denheyer	47	Director	Director	February 2003
Patrick Howard	54	Director, President & Chief Executive Officer	Director, President & Chief Executive Officer	September 2007
Steven Jones	57	Director	Director, Plano Market President	February 2004
Eric Langford	56	Director	Director	February 2003
Charles Mapes	73	Director	Director	February 2003
Thomas McDougal	75	Director	Director	February 2003
Gordon Youngblood	55	Director	Director	February 2003

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE 11 NOMINEES LISTED ABOVE.

 Set forth below is certain information for each of the 11 nominees for election as directors at the annual meeting, including certain qualifications of each nominee considered by the Board of Directors in such nomination.

Stanley Allred.  Mr. Allred has been a director of our Company since February 2003.  Mr. Allred has spent the last 33 years in the securities industry, and he currently serves as Managing Partner for Allred Capital Management of Raymond James & Associates where he is responsible for approximately $500 million in equity portfolios.  He has extensive knowledge of the securities business and feels that his interaction with individuals who demand high quality banking services helps build T Bank, N.A.'s customer base. He also serves on the Executive Board of the Circle Ten Council, Boy Scouts of America, is a director of the Baylor Oral Health Foundation and is Chairman-Elect of Dallas Heritage Village.  He received his B.B.A. from Stephen F. Austin University. Mr. Allred holds several registration licenses with the Financial Industry Regulatory Authority.  We believe Mr. Allred brings to the Board significant investment, financial planning, and financial skills important to the oversight of enterprise and operational risk management of the Company.

Dan Basso. Mr. Basso has been a director of our Company since February 2003 and currently serves as our Chairman.  Mr. Basso is president and chief executive officer of Systemware, Inc. and Systemware Professional Services, Inc., companies he co-founded in 1981.  Systemware provides report distribution, document management and enterprise content management software and consulting services to a worldwide client base.  He is also a partner in several real estate ventures.  Before his involvement with Systemware, he held several technology and administrative positions with Frito-Lay, LTV Corporation and the Federal Reserve Bank of Dallas.  Mr. Basso holds a Bachelor of Science degree in Aeronautical and Astronautical Engineering from the University of Illinois.  Mr. Basso is the father of Frankie Basso, who is also one of our directors. We believe Mr. Basso’s experience and qualifications provide sound leadership to the Board, as well as strategic planning, significant corporate governance and operational risk management insight.

Frankie Basso.  Mr. Basso has been a director of our Company since February 2003.  Mr. Basso is the vice president of marketing at Systemware, Inc., where he has been employed since 1994.  As vice president of marketing, he is responsible for the marketing and branding of Systemware’s software products.  Mr. Basso is a life-long native of the Dallas area.  He was born in Arlington, Texas, graduated from J. J. Pearce High School and earned a Bachelor of Arts degree in communications from Southern Methodist University.  Frankie Basso is the son of Dan Basso, who is our Chairman. We believe Mr. Basso provides risk operations management and marketing expertise to the Board, skills that are important as we continue to implement our business plan.

David Carstens.  Mr. Carstens has been a director of our Company since February 2003.  Mr. Carstens is a partner at Carstens & Cahoon, L.L.P., a law firm that primarily represents clients seeking patents, trademarks, and copyrights. Mr. Carstens is a member of the Dallas Bar Association, has served as President of the Dallas/Ft. Worth Intellectual Property Law Association, and frequently speaks at continuing legal education seminars.  Mr. Carstens has lived in the Dallas area for over 32 years.  He holds a B.S. in Mechanical Engineering from Texas A&M, a B.S. in Electrical Engineering from the University of Texas at Dallas, and a J.D. and M.B.A. from Southern Methodist University.  We believe Mr. Carstens brings risk management, strategic planning, as well as corporate governance skills to the Board.

Ron Denheyer.  Mr. Denheyer has been a director of our Company since February 2003.  In 1998, Mr. Denheyer joined Systemware, Inc., and is vice president and chief financial officer.  Mr. Denheyer is an active member of Financial Executives International, a premier professional organizational for chief financial officers, controllers and cashiers.  He currently sits on the Board of Trustees at Parish Episcopal School and serves as Chairman of the Endowment Board.  He also sits on the Board of 1 Million 4 Anna Foundation.  He is a graduate from James Martin High School in Arlington, Texas and holds a Bachelor of Arts degree from Texas Christian University and a Master of Business Administration from the University of Dallas. We believe Mr. Denheyer brings strong investment, accounting and financial skills important to the oversight of our financial reporting and operational risk management.

Patrick Howard. Mr. Howard was named President & Chief Executive Officer of the Company and T Bank, N.A. in July 2010. He joined the Company as a Director and Executive Vice President, Chief Operating Officer of T Bank, N.A. in September 2007. Previously, Mr. Howard served as the Executive Vice President, Chief Operating Officer of a $2.2 billion savings bank headquartered in Denver, Colorado, since 1994. His responsibilities included management of bank operations, retail branch operations, mortgage servicing and loan operations, compliance and business and strategic planning, as well as serving on the board of directors. Mr. Howard started his banking career in 1986 in San Antonio, Texas. He is an honors graduate of the University of Texas where he earned a Bachelor of Business Administration degree in finance. We believe Mr. Howard provides the Board with sound leadership, strategic planning skills, as well as extensive understanding and experience in managing operational, credit, and regulatory risk and asset liability management.

Steven Jones.  Mr. Jones has been a director of our Company since February 2004.  He was Executive Vice President and Chief Lending Officer of the Company until October 2007 when he became Market President for the Plano, Texas region.  Mr. Jones is a life-long Texas native and has lived in the Dallas area for the past 31 years, during which time he has been associated with several community banks in the Dallas market. Prior to joining T Bank in 2004, he was Executive Vice President and Senior Lending Officer of First Independent National Bank in Plano, Texas. Between September 1987 and August 1997, he served in various lending officer capacities with Willow Bend National Bank, Bonham State Bank and Compass Bank before joining First State Bank of Texas (formerly Addison National Bank) in August 1997 as a Senior Vice President and Loan Officer.  Mr. Jones served in these capacities for approximately three years before leaving the bank to become an Executive Vice President and Senior Lending Officer of First Independent National Bank where he served until April 2004. Mr. Jones is a graduate of Texas A&M University where he earned a Bachelor of Business Administration degree in finance.  He is also a graduate of the Southwestern Graduate School of Banking at Southern Methodist University and the National Commercial Lending School at Oklahoma University. Mr. Jones began his banking career in 1984 at Texas National Bank, a community bank located in Dallas.  We believe Mr. Jones’ banking and lending experience provides the Board with important credit and industry experience.

Eric Langford.  Mr. Langford has been a director of our Company since February 2003.  He has been active in the real estate industry for over 29 years as an investor and developer.  Since 1995, he has managed Langford Property Company.  He previously served as Senior Vice President for two leading national real estate firms, Opus West Corporation and Koll Development Company.  A 50-year resident of Dallas, Mr. Langford was the founding President of North Texas Commercial Association of Realtors, which awarded him with the Stemmons Service Award, the highest honor in the Dallas real estate industry. Mr. Langford is a Magna Cum Laude graduate from Texas A&M University.  We believe that Mr. Langford’s expansive business experience in the real estate industry provides leadership and management experience that is beneficial to the Board.

Charles M. Mapes, III.  Mr. Mapes has been a director of our Company since February 2003.  Mr. Mapes is a principal of Insurance One Agency.  Prior to forming Insurance One Agency in 1992, he served as chairperson and president of Chuck Mapes Insurance Agency for 15 years.  Mr. Mapes has been associated with the insurance industry for more than 40 years.  He is a graduate of the University of Richmond where he earned a Bachelor of Business Administration degree. We believe Mr. Mapes provides significant corporate governance, credit, and operational risk management experience to the Board.

Thomas McDougal, DDS.  Dr. McDougal has been a director of our Company since February 2003.  Dr. McDougal is a practicing dentist, having been in private practice since 1970.  Since 1988, Dr. McDougal has practiced in Richardson, Texas as the owner of Tom M. McDougal DDS. He received a Bachelor of Science degree from Oklahoma State University and his Doctor of Dental Surgery degree from Baylor University.  He also serves on the board of directors of several national dentistry associations. We believe Dr. McDougal’s experience as a practicing dentist and leadership roles in the dental community provides particular benefit in overseeing our dental lending practice as well as corporate governance experience.

Gordon R. Youngblood.  Mr. Youngblood has been a director of our Company since February 2003.  Mr. Youngblood was born and raised in the Dallas area.  He attended Southern Methodist University, Dallas, Texas and graduated in 1982 with a Degree in Business Administration and a Minor in History.  He is a Partner at Helmsman Financial Partners, L.L.P. and has owned Gordon Youngblood Insurance Associates since 1988, where he provides Corporate and Employee Benefits consulting.  Mr. Youngblood is an avid sports fan and has spent much of his time in the community coaching various sports. He also has served as President on the J.J. Pearce High School Athletic Booster Board and as Campaign Co-Chair of the J.J. Pearce High School Excellence in Education Fund. He also enjoys hunting, fishing and history. We believe Mr. Youngblood’s qualifications to serve on the Board include his leadership experience in risk management, as well as employee benefit and compensation matters.

Corporate Governance

Corporate Governance Principles and Board Matters

Board Independence

Our Board of Directors has determined that Messrs. Allred, Dan Basso, Frankie Basso, Carstens, Denheyer, Langford, Mapes, McDougal and Youngblood are “independent” directors under the applicable NASDAQ rules.  Mr. Howard currently serves as our President and Chief Executive Officer and Mr. Jones currently serves as our Plano Market President.  Accordingly, they are not deemed to be “independent” directors under the applicable NASDAQ rules.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values.  They should have broad experience at the policy-making level in business, government or banking.  They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us.  Each director must represent the interests of all shareholders.  When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors. Our Board of Directors has no formal policy with regard to the consideration of diversity in identifying director nominees, but the board of directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.  For more information, see “Nominating Subcommittee of the Executive Committee” beginning on page 11.

Shareholder Communications with Our Board of Directors

Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors.  Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248. Any such communication must contain:

•	a representation that the shareholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the shareholder sending such communication; and

•	the number of shares of our capital stock that are beneficially owned by such shareholder.

The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Board Meetings

Our Board of Directors convenes monthly and calls special meetings as circumstances may require.  The Board of Directors met 12 times in 2014.  Each director attended at least 80% of the total number of meetings of the Board of Directors and the Board committees of T Bancshares and T Bank, N.A. of which he or she was a member during 2014.

We do not have a policy that requires directors to attend our annual meeting of shareholders.  At our 2014 annual meeting of shareholders, eight directors were in attendance.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions within the Company.  Mr. Dan Basso serves as our Chairman, and Mr. Howard serves as our Chief Executive Officer.  We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for setting the strategic direction for the Company and our subsidiary bank and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board of Directors.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing risk management.  The Board of Directors regularly receives reports from senior management on areas of material risk to the bank, including our credit, liquidity, operational and legal and regulatory risks.  Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management.  In addition, the compensation subcommittee of the Executive Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the nominating subcommittee of the Executive Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

 Code of Conduct

 We are committed to having sound corporate governance principles, both at the holding company level and at T Bank, N.A., our subsidiary bank.  Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace.  We have adopted a Code of Conduct and Conflicts of Interest Policy, which, together with the policies referred to therein, is applicable to all our directors, officers and employees.  The Code of Conduct and Conflicts of Interest Policy covers all areas of professional conduct and ethics, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We strongly encourage all employees, officers and directors to promptly report any violations of any of our policies.  A copy of our Code of Conduct and Conflicts of Interest Policy is posted to the Company’s website under “About T Bank – Shareholders.” The policy may also be obtained by any person, without charge, upon written request to T Bancshares, Inc., Attn: Corporate Secretary, 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248.

            Director Compensation

 Meetings of our Board of Directors are held regularly each month.  Until January 1, 2015, the Company did not compensate directors for any service provided as a director.  Beginning in 2015, non-employee directors will be compensated in accordance with the 2014 Non-employee Directors’ Common Stock Plan. Under the plan, non-employee directors will be awarded annually after the annual meeting of shareholders a number of common shares based upon the director’s actual participation in regular and special meetings of the Board of Directors, as well committees thereof.  Directors will be awarded 100 common shares for each regular board meeting attended and 25 common shares for each board committee or special board meeting attended during the preceding 12 months. Mr. Howard and Mr. Jones, as employee directors, are not eligible to participate in the plan.

Committees of T Bancshares and T Bank, N.A.

As of the date of this proxy statement, our Board of Directors has an Audit Committee and Executive Committee (with compensation and nominating subcommittees). The Audit Committee meets quarterly or as necessary and the Executive Committee meets as circumstances require. The Board of Directors of T Bank, N.A. also has a number of committees, including an Audit Committee, an Asset & Liability Committee, Loan Committee, Trust Committee, Executive Committee (with compensation and nominating subcommittees) and a Technology Committee, that meet quarterly or as circumstances require.  The membership during the last fiscal year and the function of each of the committees are described below.

Audit Committee

Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;

•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•	reviewing other risks that may have a significant impact on our financial statements;

•	preparing the Audit Committee report for inclusion in the annual proxy statement; and

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent auditors.  The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The members of the Audit Committee are David Carstens, Ron Denheyer, Charles Mapes, Thomas McDougal, and Frankie Basso.  Mr. Carstens serves as Chairmen of the Audit Committee.  The Audit Committee held four meetings during fiscal year 2014.  The Board of Directors has determined that each member of the Audit Committee is “independent” according to the rules and regulations of the Securities and Exchange Commission (“SEC”) and NASDAQ.  In addition, the Board has determined that each member of the Audit Committee is “financially literate” under the current listing standards of NASDAQ.  The Board has also determined that Mr. Denheyer is an “audit committee financial expert” as defined by the SEC rules.

Our Board of Directors has adopted a written charter for the Audit Committee.  A copy of our Audit Committee Charter is available on the “About T Bank - Shareholders” page of the Bank’s website at www.tbank.com.

Executive Committee

The Executive Committee meets as needed and, with certain exceptions, has the same powers as the Board of Directors in the management of the business affairs of T Bancshares between meetings of our full Board of Directors.  The Board of Directors, from time to time, charges the Executive Committee with specific responsibilities and tasks as it deems appropriate.  The Committee is not intended to act in place of the full board, but rather in a support role.  The Committee makes recommendations to the Board of Directors regarding matters important to the overall management and strategic operation of T Bancshares and T Bank, N.A.  The members of the Executive Committee are Dan Basso (Chairman), Chuck Mapes, David Carstens, and Patrick Howard. Mr. Basso serves as Chairman of the Executive Committee.  The Executive Committee held four meetings during the 2014 fiscal year.  The Executive Committee has a compensation subcommittee and a nominating subcommittee.

Compensation Subcommittee of the Executive Committee

The compensation subcommittee of the Executive Committee recommends to the Board of Directors the compensation of executive personnel, compensation paid to directors and the policies, terms and conditions of employment of all employees of T Bancshares.  The compensation subcommittee does not operate according to a written charter.

Each member of the Executive Committee is also a member of the compensation subcommittee with the exception of committee members who are also executive officers of the Company or T Bank, N.A.  None of our executive officers who are also directors participate in compensation subcommittee deliberations regarding their own compensation.  The compensation subcommittee held one meeting during the fiscal year 2014.

The compensation subcommittee approves all new executive officer hires, incentive compensation arrangements, bonuses, employment agreements, and executive officer salary increases. The subcommittee has the authority to establish compensation for executive officers. It considers experience, qualifications, and employment market conditions in establishing compensation levels. Executive officers may provide information and recommendations to the subcommittee for consideration except when it pertains to their own compensation or employment arrangements. The subcommittee refers to industry publications and salary surveys to assist in determining compensation levels of executive officers of similarly situated financial institutions based on geographic location, size, and complexity as compared to the Company. The subcommittee has not utilized outside consultants to establish compensation levels, but does not rule out such utilization in the future and has the authority to do so.

Nominating Subcommittee of the Executive Committee

The nominating subcommittee of the Executive Committee reviews all Board-recommended and shareholder- recommended director nominees, determining each nominee’s qualifications and making a recommendation to the full Board as to which persons should be our Board’s nominees.  Each member of the Executive Committee is also a member of the nominating subcommittee.  The nominating subcommittee held one meeting during the fiscal year 2014.  The duties and responsibilities of the nominating subcommittee include:

•	identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

•	recommending to our Board the director nominees for the next annual meeting of shareholders;

•	recommending to our Board director committee assignments;

•	reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers; and

•	monitoring the continuing education program for our directors.

The nominating subcommittee does not have a charter formally governing the nomination process. Our nominating subcommittee utilizes a variety of methods for identifying and evaluating nominees for director.  Our nominating subcommittee will regularly assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances.  When considering potential director candidates, the nominating subcommittee has certain criteria that it views as relevant and is likely to consider.  These criteria include, but are not limited to, a candidate’s:

•	independence under the applicable NASDAQ rules;

•	career experience, particularly experience related to the Company’s business, such as banking and financial services, legal, accounting, human resources, finance, and marketing experience;

•	experience serving within senior management of other companies or on other boards of directors that have faced issues of the same sophistication the Company faces;

•	contribution to the diversity of the Board;

•	integrity and reputation;

•	qualification as an independent director;

•	academic credentials;

•	other obligations and time commitments and ability to attend meetings in person;

•	status as a stakeholder in the Company; and

•	current membership on the Company’s Board as the Board values continuity, but not entrenchment.

Candidates’ character, judgment, skills, including financial literacy, and experience in the context of our needs, the needs of T Bank, N.A. and the existing directors are additional factors considered by the subcommittee. The subcommittee does not assign a particular weight to these individual factors. Similarly, the nominating subcommittee does not expect any individual candidate to meet all, or even more than a few, of these factors. Instead, the nominating subcommittee looks for a mix of factors that, when combined with the experience and credentials of other candidates and existing directors, will provide the Company and its shareholders with a diverse and experienced Board. To date, all director nominees have been identified by current directors or management based on personal acquaintance or reputation. The Company has never engaged a third party to identify director candidates, and the Company has never received a proposed director candidate from a source outside the Company, including its shareholders.  However, the Board would consider any director candidate proposed in good faith by a shareholder of the Company.  Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates.  See “Shareholder Proposals for the Next Annual Meeting of Shareholders” beginning on page 25.  The nominating subcommittee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

Other than Dan Basso, our Chairman of the board who serves on our nominating subcommittee of the Executive Committee, no candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

Executive Officers

Name	Age	Position(s) Held with T Bank, N.A.	Position(s) Held with T Bancshares, Inc.	Position(s) Since
D. Craig Barnes	62	Executive Vice President & Chief Credit Officer	____________	February 2008
Patrick Howard	54	President & Chief Executive Officer	President & Chief Executive Officer	July 2010
Steven Jones	57	Plano Market President	Director	November 2004
Ken Bramlage	54	Executive Vice President & Chief Financial Officer	Executive Vice President & Chief Financial Officer	April 2010
Charles Holmes	63	Executive Vice President & Chief Trust Officer	____________	February 2006
Thad Hutcheson	37	Chief Technology Officer & Chief Information Officer	____________	April 2004
Shari Jensen	54	Vice President & Compliance Officer	Secretary	April 2010

Executive Compensation

The philosophy of the compensation subcommittee of the Executive Committee is to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance and produces consequences for underperformance. It is also the compensation subcommittee’s practice to provide a balanced mix of cash and equity-based compensation that the committee believes appropriate to mitigate risk and align the short and long-term interests of the Company’s executives with those of its shareholders and to encourage executives to participate and perform as equity owners of the Company.

We believe that to attract and retain the quality of executive talent necessary to achieve our long-term strategic business goals, we must offer a competitive compensation package to our executives. The compensation subcommittee seeks to attract executive talent by offering competitive base salaries, annual performance incentive opportunities, and long-term rewards under the Company’s incentive stock option plans. When considering pay decisions for our named executive officers, we target the low to median of the market for base salary compensation. While applying no specific formula or weighting of each factor, we also consider the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance. In addition to the executive’s base salary, we provide incentives that reward superior performance in various areas of the executive’s responsibility. These performance factors are tailored to each executive based on the weighting given to each of the short and long term business goals for which the executive has more or less influence, responsibility, or control. In general, if the executive meets or exceeds the performance factors, the targeted total compensation for the executive will be in the median to upper quartile of the market. Based on our business strategy and the results we expect from our executives, we attempt to blend their compensation pay between short and long-term pay as well as the mix of cash and equity compensation. We believe the design of our compensation programs and the amounts paid have been and continue to be appropriate and reasonable. We continually review our programs to ensure they are aligned with our business objectives and shareholder interests.

The compensation subcommittee measures the Company’s senior management compensation levels with comparable compensation levels in industry benchmark studies and peer group data. We use survey data to compare the compensation of our executive positions to those at other banking institutions with characteristics similar to ours. These characteristics include asset size, geographic location, number of employees, and other factors.

The compensation subcommittee, with the assistance of management, reviewed the elements of our compensation programs to determine whether any portion of our compensation practices encouraged excessive risk taking and concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table sets forth certain summary information concerning the cash and non-cash compensation awarded to, earned by, or paid to Patrick Howard, our President and Chief Executive Officer, Steven Jones, our Plano Market President, and Craig Barnes, our Executive Vice President and Chief Credit Officer for the fiscal years ended December 31, 2014 and 2013.  These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	401-K Match ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total Compensation ($)
Patrick Howard (3)	2014	184,875	85,000	7,066	42,200	252	319,393
President & CEO	2013	170,000	148,000	5,950	-	234	324,184

Steven Jones (4)	2014	150,000	26,699	5,560	-	9,852	192,111
Plano Market President	2013	150,000	11,044	5,351	-	9,834	176,229

D. Craig Barnes (5)	2014	120,000	48,000	4,200	21,100	202	193,502
Executive Vice President & Chief Credit Officer	2013	120,000	48,000	4,200	-	187	172,387

(1)
Amounts shown represent the FASB ASC Topic 718 grant date fair value of options granted during 2014.  See note 11 to the consolidated financial statements included with the Annual Report on Form 10-K for a discussion of the assumptions used in the valuation of stock-based compensation awards.

(2)	Includes group life insurance policy premiums paid by the Company for the benefit of the executive officer.
(3)
Mr. Howard received a bonus payment in 2015 in the amount of $85,000 under the Company’s executive incentive plan for performance during 2014, and $68,000 in 2014 for performance during 2013.  Additionally, the compensation subcommittee awarded a discretionary bonus of $80,000 in 2014 to adjust his 2013 salary to be commensurate with the market as discussed under “Employment Agreements”.

(4)	Mr. Jones received bonuses in 2014 and 2013 under the Company’s lending incentive program as well. Other compensation includes a car allowance of $9,600 for Mr. Jones.
(5)
Mr. Barnes received a bonus payment in 2015 in the amount of $48,000 under the Company’s executive incentive plan for performance during 2014, and $48,000 in 2014 for performance during 2013, as discussed under “Executive Incentive Plan”.

Grants of Plan-Based Awards

The compensation subcommittee grants incentive stock options periodically.  In 2014, an aggregate of 31,000 stock options with a grant date fair value of $4.22 were granted to key employees under the 2005 Incentive Plan, of which Mr. Howard received 10,000 stock options and Mr. Barnes received 5,000 stock options.  See note 11 to the consolidated financial statements included with the Annual Report on Form 10-K for a discussion of the assumptions used in the valuation of stock-based compensation awards.  No options were granted in 2013.

Executive Incentive Plan

Messrs. Howard and Barnes are entitled to participate in an executive incentive plan.  The executive incentive plan provides for an annual bonus of up to 40% of the executive’s base salary based on achieving certain key benchmarks related to managing risk, profitability, and other criteria as established by the compensation subcommittee. Under the executive incentive plan, the executive may receive up to an additional 15% of his base salary if the Bank has acceptable examination ratings as determined by the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary regulator, at the end of the calendar year.  The executive may receive an additional 15% if the Bank has a pre-tax return on average assets (“ROA”) of 1% or greater for the calendar year. Acceptable examination ratings are also a prerequisite for the ROA incentive to be paid. The executive cannot be compensated for profitability unless the Bank is operated in a safe and sound manner in the judgment of the OCC. The compensation subcommittee has discretionary authority to award an additional 10% of the executive’s base salary. While discretionary, the compensation subcommittee will consider the following factors:

•	Overall profitability of the Bank, particularly if ROA significantly exceeds the above benchmark.

•	If budgeted goals were met or exceeded, particularly as it relates to asset growth.

•	How competently extraordinary challenges or opportunities, should they arise, are managed. These may be positive, negative, or unanticipated events impacting the Bank.

•	The absence of any significant comments from the Company’s financial auditors, particularly the absence of a management letter outlining control concerns.

•	Satisfactory internal controls audits.

•
Qualitative commentary from the Report of Examination as it relates to areas where the Executive may have special influence, particularly the absence of any new Matters Requiring Attention (“MRAs”) or the removal of any existing MRAs.

In November 2014, the compensation subcommittee approved a payment to Mr. Howard of $85,000, or 40% of his base pay as of that date, and a payment to Mr. Barnes of $48,000, or 40% of his base pay as of that date, payable in 2015 if these benchmarks were met in fiscal year 2014. As of December 31, 2014, actual results satisfied the established benchmarks and Messrs. Howard and Barnes were paid the full incentive bonus in February 2015.

Employment Agreements

Patrick Howard

We entered into an employment agreement with Mr. Howard in September 2007 regarding his employment. On March 28, 2013, we amended and restated that agreement. The agreement was further amended on March 31, 2014 to adjust his base salary. Pursuant to the agreement, Mr. Howard is an at-will employee and the agreement may be terminated by either party with 30 days written notice. Neither party has provided notice of termination of the agreement.

Under the terms of the amendment to the employment agreement, the compensation subcommittee approved a 25% increase in base salary for Mr. Howard, from $170,000 to $212,500 per year effective April 1, 2014, and a special one-time bonus of $80,000.  Both the base salary increase as well as the bonus were based on market data obtained from the 2013 Federal Reserve Bank of Dallas Officer Salary Survey and the 2013 Independent Bank Salary Survey from Oliver Garrison. Based upon these sources, the compensation subcommittee adjusted Mr. Howard’s base salary to be commensurate with the information contained in that data for the president and chief executive officer position at similarly situated banks. When combined with Mr. Howard’s incentive compensation available under the executive incentive plan (as discussed above), if earned, his total compensation would place him in the 75th percentile of the market based on the salary survey information reviewed. Mr. Howard also receives other customary benefits such as health, dental and life insurance, 401K plan, and membership fees to banking and professional organizations.

In the event of a “change in control,” Mr. Howard will be entitled to receive a cash lump sum payment equal to 299% of his “base amount” as defined in section 280G of the Internal Revenue Code which, in general, means the executive’s annualized compensation over the prior five year period.  If Mr. Howard’s employment is terminated prior to a change in control for any other reason other than “good cause,” we will be obligated to pay as severance, 100% of his “base amount” as defined in section 280G of the Internal Revenue Code. Mr. Howard has also agreed to a one-year post-employment non-solicitation and non-competition agreement.

Steven Jones

We have entered into an employment agreement with Steven Jones regarding his employment as Plano Market President of T Bank, N.A. and will automatically renew for an additional one year term following the end of the prior year term unless either party provides notice that it will not seek to renew the agreement.

Under the terms of his employment agreement, Mr. Jones receives a base salary of $150,000 per year.  Mr. Jones also receives other customary benefits such as health, dental and life insurance, 401K plan, and an automobile allowance.

Pursuant to the employment agreement, the Company also granted him options to acquire 25,000 shares of common stock at an exercise price of $10.00 per share, exercisable within 10 years from the date of grant of the options, or September 6, 2005.  These options are incentive stock options and Mr. Jones is fully vested in those options.

In the event of a “change in control,” Mr. Jones may terminate the employment agreement.  If he terminates the agreement, he will be entitled to receive a cash lump sum payment equal to 99% of his “base amount” as defined in section 280G of the Internal Revenue Code which, in general, means the executive’s annualized compensation over the prior five year period.  If Mr. Jones’ employment is terminated prior to a change in control for any other reason other than “good cause,” we will be obligated to pay as severance, the remainder of Mr. Jones’ base salary over the remaining term of the agreement; however, in no event, will the severance payment be less than one year’s base salary.

Mr. Jones’ employment agreement also generally provides noncompetition and non-solicitation provisions that would apply for a period of one year following the termination of Mr. Jones’ employment. The noncompetition provision is limited in scope to 30 miles from any office of T Bank, N.A.

Mr. Jones received additional compensation pursuant to a lending incentive program established in 2005 and revised in 2009 designed to provide incentive to lending personnel based upon several factors, but principally on the lender’s contribution to the profitability of the Bank through loan and deposit generation.

D. Craig Barnes

Mr. Barnes has served as Executive Vice President and Chief Credit Officer of T Bank, N.A. since February 2008.  On March 28, 2013, T Bancshares and T Bank, N.A. entered into an employment agreement with Mr. Barnes. Pursuant to the agreement, the employee is an at-will employee and the agreement may be terminated by either party with 30 days written notice. Neither party has provided notice that it intends to terminate the agreement.

Under the terms of the agreement, Mr. Barnes receives a base salary of $120,000 per year.  Mr. Barnes also receives other customary benefits such as health, dental and life insurance, 401K plan, and membership fees to banking and professional organizations.

In the event of a “change in control,” Mr. Barnes will be entitled to receive a cash lump sum payment equal to 100% of his “base amount” as defined in section 280G of the Internal Revenue Code which, in general, means the executive’s annualized compensation over the prior five year period.  If Mr. Barnes’ employment is terminated prior to a change in control for any other reason other than “good cause,” we will be obligated to pay as severance, 100% of his “base amount” as defined in section 280G of the Internal Revenue Code. Mr. Barnes has also agreed to a one-year post-employment non-solicitation and non-competition agreement.

Health and Insurance Benefits

Our full-time officers and employees are provided hospitalization, major medical, and dental insurance.  We pay a substantial part of the premiums for these coverages.  All insurance coverage under these plans is provided under group plans on generally the same basis to all full-time employees.  In addition, we maintain term life and long term disability insurance which provide benefits to all employees who have completed one month of full-time employment with us.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option and stock awards held by the named executive officers of the Company at December 31, 2014, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date
Patrick Howard	25,000 2,000	- -	13.00 1.01	9/4/07 5/26/10	9/4/17 5/26/20
	2,000	8,000	5.04	3/31/14	3/31/24

Steven Jones	25,000	-	10.00	9/6/05	9/6/15

D. Craig Barnes	10,000 5,000	- -	6.00 2.25	12/3/08 4/21/10	12/3/18 4/21/20
	1,000	4,000	5.04	3/31/14	3/31/24
(1) All options vest 20% per year beginning on the first anniversary of their grant date.

Stock Incentive Plan

At the 2005 annual meeting, shareholders approved the 2005 Stock Incentive Plan, which was established for the purpose of (1) enabling T Bancshares and T Bank, N.A. to attract and retain the best available individuals for positions of substantial responsibility, (2) providing additional incentive to such persons by affording them an equity participation in T Bancshares, (3) rewarding directors, executive officers and employees for their contributions to T Bancshares and T Bank, N.A., and (4) promoting the success of T Bancshares’s business by aligning the financial interests of directors, executive officers and employees providing personal services to T Bancshares and T Bank, N.A. with long-term shareholder value.

The 2005 Stock Incentive Plan is administered by the compensation subcommittee.  The compensation subcommittee has the authority to grant awards under the plan, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations that it may deem necessary or advisable to administer the plan.  The compensation subcommittee may grant options on an individual basis or design a program providing for grants to a group of eligible persons.

The 2005 Stock Incentive Plan provides that the maximum number of shares of our common stock that may be issued under the plan is 260,000 shares.  To the extent that any options shall terminate, expire or be canceled, the shares subject to the options shall remain available for issuance pursuant to subsequent option awards.  Substantially all of our employees and the employees of T Bank, N.A. and all of our non-employee directors, are eligible for participation in the 2005 Stock Incentive Plan.

As of December 31, 2014, 233,000 options were outstanding under our 2005 Stock Incentive Plan, of which 196,600 options were 100% vested.  During 2014, 8,000 options were exercised by Patrick Howard. The value realized on exercise was $39,920, which represents the difference between the option exercise price and the actual stock price on the date exercised.  During 2014, no options were forfeited.  As of December 31, 2014, 8,000 shares of our common stock remained available for option grants under the 2005 Stock Incentive Plan.  According to the terms of the 2005 Stock Incentive Plan, no options may be granted under the 2005 Stock Incentive Plan more than 10 years after it was adopted.  As such, we are submitting the 2015 Stock Incentive Plan for your approval at the annual meeting.  See “Proposal Three:  Approval of the 2015 Stock Incentive Plan.”

PROPOSAL TWO:
RATIFICATION OF THE SELECTION OF WHITLEY PENN AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM

During 2014, our prior independent auditors JonesBaggett LLP merged with Whitley Penn LLP. The Audit Committee has appointed Whitley Penn LLP, an independent registered public accounting firm, as the independent auditors for T Bancshares and T Bank, N.A. for the current fiscal year ending December 31, 2015, subject to ratification by the shareholders.  Whitley Penn LLP has advised T Bancshares that neither the firm nor any of its principals has any direct or material interest in T Bancshares or T Bank, N.A. except as auditors and independent public accountants of T Bancshares or T Bank, N.A.  Although shareholder ratification of our independent auditors is not required by our bylaws or otherwise, we are submitting the selection of Whitley Penn LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision.  If the shareholders fail to ratify the appointment of the independent registered public accounting firm, the Audit Committee will take such failure into consideration in future years.  If the shareholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if it is determined that such a change would be in our best interests.  The Company does not expect a representative of Whitley Penn LLP to be present at the annual meeting.  If any shareholder desires to ask Whitley Penn LLP a question, management will ensure that the question is sent to Whitley Penn LLP and that an appropriate response is made directly to the shareholder.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF WHITLEY PENN LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE:
APPROVAL OF THE 2015 STOCK INCENTIVE PLAN OF T BANCSHARES, INC.

Background

As of April 20, 2015, 252,000 of the 260,000 available stock options authorized under the 2005 Stock Incentive Plan have been granted. According to the terms of the 2005 Stock Incentive Plan, no stock options may be granted more than 10 years from the date the plan was approved by our shareholders.  Our Board of Directors believe that stock options are a valuable incentive to attract qualified candidates for open or newly created positions in the Company and Bank. In addition, we believe that the grant of incentive options serve as a valuable retention tool for existing employees as well as helping to ensure that option grantees’ interests remain aligned with the interests of our shareholders. As such, in order to make additional options available in the future, on April 15, 2015, our Board of Directors formally adopted the 2015 Stock Incentive Plan, subject to shareholder approval. The 2015 Stock Incentive Plan provides for equity-based compensation incentives through the grant of stock options. The plan has reserved 270,000 shares of our common stock for issuance pursuant to stock options.

A copy of the 2015 Stock Incentive Plan is attached to this proxy statement as Appendix B and is considered a part of this proxy statement. The following description of the stock incentive plan is a summary, is not intended to be complete and is qualified in its entirety by reference to the stock incentive plan attached as Appendix B. You are urged to read the stock incentive plan in its entirety.

Summary of the 2015 Stock Incentive Plan

   Overview

The 2015 Stock Incentive Plan has been established for the purpose of (1) enabling T Bancshares, Inc. and T Bank to attract and retain the best available individuals for positions of substantial responsibility, (2) providing additional incentive to such persons by affording them an equity participation in T Bancshares, Inc., (3) rewarding directors, executive officers and employees for their contributions to T Bancshares, Inc. and T Bank, and (4) promoting the success of T Bancshares, Inc.’s business by aligning the financial interests of directors, executive officers and employees providing personal services to T Bancshares, Inc. and T Bank with long-term shareholder value.

   Administration of the Plan

The 2015 Stock Incentive Plan will be administered by the compensation subcommittee of the Executive Committee (such committee, or the full Board, as the case may be, is referred to as the “Committee”). The Committee will have the authority to grant awards under the plan, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations that it may deem necessary or advisable to administer the plan. The plan will permit the Committee to grant stock options to eligible persons. The Committee may grant these options on an individual basis or design a program providing for grants to a group of eligible persons. The Committee will determine, within the limits of the plan, the number of shares of common stock subject to an option, to whom an option is granted, the exercise price and forfeiture or termination provisions of each option. Each option will be subject to a separate stock option agreement which will reflect the terms of the option.

   Shares Subject to the Plan

The 2015 Stock Incentive Plan provides that the maximum number of shares of our common stock that may be issued under the plan is 270,000 shares. To the extent that any options shall terminate, expire or be canceled, the shares subject to the options shall remain available for issuance pursuant to subsequent option awards.

   Eligibility and Limitations

Options granted under the 2015 Stock Incentive Plan provide participants with the right to purchase shares of our common stock. Both “Incentive Stock Options” and “Nonstatutory Options” may be granted under the 2015 Stock Incentive Plan. Incentive Stock Options are stock options intended to satisfy the requirements of Section 422 of the Internal Revenue Code. As such, Incentive Stock Options may be granted only to employees. In addition, the plan provides that Incentive Stock Options may not be granted to any eligible participant to the extent that the fair market value of all Incentive Stock Option shares that become exercisable for the first time by the participant during any calendar year under all stock option plans exceed $100,000. Nonstatutory Options are stock options that do not satisfy the requirements of Section 422 of the Internal Revenue Code and may be granted to employees and non-employee directors and consultants.

Substantially all of our employees and the employees of T Bank (approximately 37 persons), and all of our non-employee directors (approximately 9 persons), will be eligible for participation in the 2015 Stock Incentive Plan. Although authorized under the plan, we do not currently anticipate granting options to consultants or non-employee directors under the plan.  We have not yet determined which of these eligible persons will receive grants under the 2015 Stock Incentive Plan.  Therefore, we cannot determine the benefits to be allocated to any eligible person or group of eligible persons at this time.

Exercise Price of Options

The exercise price of an Incentive Stock Option may not be less than the fair market value of the common stock on the date of grant, or less than 110% of the fair market value if the participant owns more than 10% of our outstanding common stock. When the Incentive Stock Option is exercised, we will be entitled to place a legend on the certificates representing the shares of common stock purchased upon exercise of the option to identify them as shares of common stock purchased upon the exercise of an incentive stock option.

The exercise price of Nonstatutory Options may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value will be determined based upon any reasonable measure of fair market value. The Committee may permit the option holder to pay the exercise price in cash or, upon conditions established by the Subcommittee, by delivery of shares of our common stock that had been owned by the participant for at least six months prior to the date of exercise; provided, however, that if such shares were not originally reserved under the 2015 Stock Incentive Plan, such shares may only be re-issued as Nonstatutory Options.

 Term of Options

The term of an option will be specified in the applicable stock option agreement. The terms of a particular option agreement may provide that the options will terminate, among other reasons, upon the holder's termination of employment or other status with us, upon a specified date, upon the holder's death or disability or upon the occurrence of a change in control of T Bank or us. A stock option agreement may provide that if the holder dies or becomes disabled, the holder's estate or personal representative may exercise the option. The Committee may, within the terms of the plan and the applicable stock option agreement, cancel, accelerate, pay or continue an option that would otherwise terminate for the reasons discussed above.

The term of an Incentive Stock Option may not exceed 10 years from the date of grant; however, any Incentive Stock Option granted to a participant who owns more than 10% of our outstanding common stock will not be exercisable more than five years after the date the option is granted. Subject to any further limitations in the applicable stock option agreement, if a participant's employment is terminated, an Incentive Stock Option will expire and become unexercisable no later than three months after the date of termination of employment. If, however, termination of employment is due to death or disability, up to one year may be substituted for the three-month period. Incentive Stock Options are also subject to the further restriction that the aggregate fair market value, determined as of the date of the grant, of common stock as to which any Incentive Stock Option first becomes exercisable in any calendar year is limited to $100,000 per recipient. If Incentive Stock Options covering common stock with a value in excess of $100,000 first become exercisable in any one calendar year, the excess will be treated as non-qualified stock options. For purposes of determining which options, if any, have been granted in excess of the $100,000 limit, options will be considered in the order they were granted.

   Transferability

Options granted under the 2015 Stock Incentive Plan may not be sold, transferred, assigned, pledged, alienated or encumbered in any manner except by will or by the laws of decent and distribution.

   Recapitalizations and Reorganizations; Change of Control

 In the event of any change in the outstanding shares of stock by reason of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spinoff, combination or exchange of shares or other corporate change, the Committee may, subject to certain restrictions applicable to Incentive Stock Options, make such substitution or adjustment as it deems to be equitable or appropriate as to the maximum number of shares that may be issued under the plan, the number or kind of shares subject to an option, the exercise price of an option, or any other affected terms of any option.

Subject to the Committee’s determination otherwise at the time of grant, in the event of a change of control (as defined in the plan), all options outstanding on the date of a change of control, and which are not then exercisable and vested, will become fully exercisable and vest to the full extent of the original grant.  However, in the event of a change of control, the Committee, in its discretion may act to require the mandatory surrender to the Company by selected participants of some or all of the outstanding options held by such participants (irrespective of whether such options are then exercisable) as of a date before such change of control in which event the Committee will cancel such options and the Company will pay to each participant an amount of cash per share equal to the excess, if any, of the fair market value of the shares subject to such option over the exercise price(s) under such options for such shares.

   Amendment and Termination of the Plan

The 2015 Stock Incentive Plan will become effective on the date that the plan is approved by our shareholders and will continue in effect until all shares issuable under the plan have been purchased or acquired, but in no event may any option be granted under the plan more than 10 years after it was adopted. The termination of the plan generally will not have any effect on outstanding and unexercised options.

The Committee may amend, alter, suspend, or terminate the plan at any time; provided that no amendment, alteration, suspension or termination may be made that would substantially impair any option previously granted to an optionee without the consent of such optionee or that, without the approval of the shareholders (as described below) would, except in the case of an adjustment upon changes in capitalization, merger, or asset sale (see “Recapitalizations and Reorganizations” above), increase the total number of shares of common stock reserved for the purpose of the 2015 Stock Incentive Plan.  In addition, shareholder approval shall be required with respect to any amendment with respect to which shareholder approval is required under the Internal Revenue Code, the rules of any stock exchange on which common stock is then listed or any other applicable law.

   Federal Income Tax Consequences

The following discussion outlines generally the United States federal income tax consequences of participation in the 2015 Stock Incentive Plan. This discussion should not be viewed as personal tax or financial advice to participants in the 2015 Stock Incentive Plan.  In addition, individual circumstances of each participant may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the plan.  This discussion is based on the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations thereunder.  This discussion does not discuss any state, local, or non-United States tax consequences of participation in the 2015 Stock Incentive Plan.

Incentive Stock Options

The Company intends for the issuance of Incentive Stock Options under the plan to be treated as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code.  In general, assuming the Incentive Stock Options issued under the plan qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, a  participant will not be taxed upon the grant or exercise of all or any portion of an Incentive Stock Option. Instead, the participant will be taxed when he or she sells the shares of common stock purchased upon exercise of the Incentive Stock Option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock prior to two years from the date of grant of the Incentive Stock Option and one year from the date the common stock is transferred to him or her, any gain will be a capital gain, and we will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain before that time, the difference between the amount the participant paid for the common stock and the lesser of its fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income, and we will be entitled to a corresponding deduction. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income, and the loss will be taxed as a capital loss. Exercise of an Incentive Stock Option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

   Nonstatutory Option

A participant will not be taxed upon the grant of a Nonstatutory Option or at any time before the exercise of the option or a portion of the option. When the participant exercises a Nonstatutory Option or portion of the option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction. Depending upon the time period for which shares of common stock are held after exercise of a Nonstatutory Option, the sale or other taxable disposition of shares acquired through the exercise of a Nonstatutory Option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of such shares when the Nonstatutory Option was exercised.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE 2015 STOCK INCENTIVE PLAN OF T BANCSHARES, INC.

PROPOSAL FOUR:
AMENDED AND RESTATED CERTIFICATE OF FORMATION FOR T BANCSHARES, INC. TO INCORPORATE CHANGES CONSISTENT WITH THE TEXAS BUSINESS ORGANIZATIONS CODE WHICH REPLACED THE TEXAS BUSINESS CORPORATION ACT, EFFECTIVE JANUARY 1, 2010

General

Effective January 1, 2010, the Texas Business Corporation Act (the “TBCA”) was replaced by the Texas Business Organizations Code (the “TBOC”). As a result of this change, the Board of Directors believes it is in the best interests of the Company to make several technical changes to the Company’s Articles of Incorporation to comport with the TBOC. The Amended and Restated Certificate of Formation is attached as Appendix A.  The changes are summarized as follows:

1.	All references to the TBCA and the Articles of Incorporation have been updated to refer to the TBOC and the Certificate of Formation.

2.
A new Article II has been substituted which states that the Company is a for-profit corporation.  This language is required by the provisions of the TBOC.  The previous Article II stated that the period of duration of the Company is perpetual.  Language regarding the duration of the Company is no longer required by the TBOC so long as the duration of the Company is to be perpetual.

3.	The previous Article V has been deleted as it was only applicable to the start-up capital of the Company.

4.
The previous Article X has been deleted, which provided that cumulative voting in the election of directors was not permitted.  Under the TBOC, this language is no longer required as the TBOC provides that cumulative voting is not permitted, unless otherwise stated in the Certificate of Formation.

5.	Articles X and XI have been updated to reflect the new registered agent and the current members of the Board of Directors of the Company.

6.	The previous Article XIV has been deleted as it listed the original incorporator of the Company and is no longer applicable.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF FORMATION FOR T BANCSHARES, INC. TO INCORPORATE CHANGES CONSISTENT WITH THE TEXAS BUSINESS ORGANIZATIONS CODE WHICH REPLACED THE TEXAS BUSINESS CORPORATION ACT, EFFECTIVE JANUARY 1, 2010.

Report of the Audit Committee of the Board of Directors

In accordance with its written charter, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.  A copy of the Audit Committee Charter is posted on the “About T Bank - Shareholders” page of the Bank’s website at www.tbank.com.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations.  Our independent auditors are responsible for auditing the financial statements.  The Audit Committee’s responsibility is to monitor and review these processes and procedures.  The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal year 2014, the Audit Committee had four meetings.  The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent auditors, Whitley Penn LLP.  Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits.  The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls.  The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2014 with management, the internal auditors, and our independent auditors.  Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence.  The Audit Committee has reviewed and pre-approved the amount of fees paid to Whitley Penn LLP for audit and non-audit services.  The Audit Committee concluded that the provision of services by Whitley Penn LLP is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Audit Committee of the Board of Directors
David Carstens (Chairman)
Stan Allred
Frankie Basso
Ron Denheyer
Charles Mapes
Thomas McDougal

Dated:  April 20, 2015

Principal Auditor Fees and Services

On March 20, 2014 and as a result of a competitive bidding process, our Audit Committee approved and appointed JonesBaggett LLP as our independent auditors for the fiscal year ended December 31, 2014, dismissing BKD LLP, who were our independent auditors for the fiscal year ended December 31, 2013.  During the fourth quarter 2014, JonesBaggett LLP merged with Whitley Penn LLP, and our Audit Committee approved the appointment of Whitley Penn LLP as our independent auditors for the fiscal year ended December 31, 2014.

In connection with the audit of the fiscal years ended December 31, 2012 and 2013, there have been no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BKD would have caused BKD to make reference to the subject matter of disagreements in connection with its reports. BKD’s audit report on the consolidated financial statements of the Company as of and for the years ended December 31, 2012 and 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's most recent audited fiscal year.

Neither the Company nor anyone on its behalf has consulted with Whitley Penn LLP regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was either subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K).

The following table shows the fees billed for the services provided by Whitley Penn, LLP and BKD, LLP, our prior independent auditors, for fiscal years ended December 31, 2014 and 2013.

	2014	2013
Audit Fees (1)	$44,500	$65,588
Tax Fees(2)	43,935	47,207
All Other Fees(3)	60,000	84,234
Total	$148,435	$197,029

(1)
Consists of fees for professional services rendered for the audit of the consolidated financial statements for such fiscal year and the review of the financial statements included in Quarterly Reports on Form 10-Q.

(2)
Consists of fees associated with tax compliance including the preparation of Federal and State income tax and Texas franchise tax returns, and tax consulting services including routine tax advice and consultation.

(3)	Consists of fees for the audit of statements of assets and liabilities of Collective Investment Funds held by the Trust Department.

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Forms 10-K and 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the accounting firm’s independence.  The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee pre-approved all audit and non-audit services performed by the independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2015, for:

•	each person known by us to own beneficially more than 5% of our common stock;

•	each executive officer named in the summary compensation table;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities.  Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  Shares of common stock issuable upon exercise of options and other rights beneficially owned that are exercisable within 60 days of the record date are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights but are not deemed outstanding for computing the percentage ownership of any other person.  Unless otherwise noted, the address for each shareholder listed below is c/o T Bancshares, Inc., 16200 Dallas Parkway, Suite 190, Dallas, Texas  75248.

Name of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Greater Than 5% Shareholders that is not a Director or Named Executive Officer:
William D. Gross	375,000	(2)	9.31%

Directors and Named Executive Officers:
Stanley Allred	40,685		1.01%
D. Craig Barnes(9)	31,000	(3)	*
Dan Basso (8)	241,715		6.00%
Frankie Basso (8)	154,605	(4)	3.84%
David Carstens	40,685		1.01%
Ron Denheyer	154,605	(4)	3.84%
Patrick Howard	73,492	(5)	1.81%
Steven Jones	53,193	(6)	1.31%
Eric Langford	88,685	(7)	2.20%
Charles Mapes	36,677		*
Thomas McDougal	40,682		1.01%
Gordon Youngblood	25,437		*
All Directors and Executive Officers as a group	867,541	(10)	21.57%

*Represents less than 1% of the total shares outstanding.

(1)	Percentage of beneficial ownership is based on 4,029,932 common shares outstanding as of March 31, 2015.

(2)	This information is based solely on a Schedule 13G filed with the SEC on March 16, 2012 by William D. Gross.

(3)	Includes options to purchase 16,000 shares of common stock, all of which are exercisable as of the date of this proxy statement.

(4)	Includes 113,920 shares owned directly by a trust for which Mr. Frankie Basso serves as co-trustee with Mr. Denheyer’s spouse.

(5)	Includes options to purchase 29,000 shares of common stock, all of which are exercisable as of, or within 60 days of, the date of this proxy statement.

(6)
Includes options to purchase 25,000 shares of common stock, all of which are exercisable as of the date of this proxy statement, and 1,627 shares owned directly by Mr. Jones’ spouse and 1,219 shares owned directly by Mr. Jones’ children.

(7)	Includes 48,000 shares owned directly by Mr. Langford’s children.

(8)	Director Dan Basso is the father of Director Frankie Basso.

(9)	Not a Director; however is a named executive officer of the Company.

(10)
Includes 113,920 shares for a trust which Mr. Frankie Basso and Mr. Denheyer’s spouse serve as co-trustees. The 113,920 shares are included in the amounts for both Mr. Basso and Mr. Denheyer individually.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer.  This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are (i) made available by the issuer in the ordinary course of the issuer’s consumer credit business; (ii) of a type generally made available by such issuer to the public; and (iii) made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, such as T Bank, N.A. if the loan is subject to the insider lending restrictions of Sections 22(g) and 22(h) of the Federal Reserve Act and the Federal Reserve’s Regulation O.  We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Certain of our officers, directors and principal shareholders and their affiliates have had transactions with T Bank, N.A. including investments in certificates of deposit.  Our management believes that all such investments have been and will continue to be made in the ordinary course of business of T Bank, N.A. on substantially the same terms, including interest rates paid, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve any unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC.  Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.

           Based solely on review of copies of such forms received and written representation letters from our executive officers and directors, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met.

OTHER MATTERS

We have received no notice of any other items submitted for consideration at the meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting.  If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2016 annual meeting of shareholders is expected to be held in June 2016.  We must receive by January 15, 2016 any shareholder proposal intended to be presented at the next annual meeting of shareholders for inclusion in our proxy materials.  Proposals must comply with the proxy rules relating to shareholder proposals, including Rule 14a-8 under the Exchange Act, in order to be included in our proxy materials.  Proposals should be delivered to T Bancshares, Inc., Attn: Corporate Secretary, 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248, prior to the specified deadline.

SEC rules and regulations provide that if the date of our 2016 annual meeting is advanced or delayed more than 30 days from the date of the 2015 annual meeting, shareholder proposals intended to be included in the proxy materials for the 2016 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2016 annual meeting.  If we determine that the date of the 2016 annual meeting will be advanced or delayed by more than 30 days from the date of the 2015 annual meeting, we will disclose such determination promptly in a filing with the SEC.

For proposals relating to the nomination of a person to serve as a director of the Company and not to be included in our proxy statement and proxy for the 2016 annual meeting of shareholders, our bylaws provide for certain procedures that a shareholder must follow.  These procedures provide that nominations for director must be submitted in writing to T Bancshares, Inc., Attn: Corporate Secretary, 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248.  With respect to director nominations, we must receive the notice of your intention to introduce a nomination at our 2016 annual meeting no later than:

•	60 days in advance of the 2016 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or

•
in the event that less than 30 days’ notice of the date of the meeting is given to our shareholders, the close of business on the 10th day following the earlier of (i) the day on which such notice of the meeting is first made or (ii) the day on which public disclosure of the date of the meeting is first made.

The notice of a nomination for election of a director must contain the following information:

•	the name and address of the shareholder making the nomination and the persons intended to be nominated;

•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the nomination;

•
a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons pursuant to which the nomination or nominations are to be made by the shareholder;

•
such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and

•	the consent of each nominee to serve as director of the Company if so elected.

With respect to shareholder proposals relating to any other business and not to be included in our proxy statement and proxy for the 2016 annual meeting of shareholders, the notice of a proposed item of business must be submitted no later than:

•	60 days in advance of the 2016 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or

•
in the event that less than 30 days’ notice of the date of the meeting is given to our shareholders, the close of business on the 10th day following the earlier of (i) the day on which such notice of the meeting is first made or (ii) the day on which public disclosure of the date of the meeting is first made.

Such notice must contain the following information:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the shareholder making the nomination as it appears on the Company’s books;

•	the class and number of shares of our capital stock that are beneficially owned by the shareholder making the proposal; and

•	a material interest of such shareholder in such business.

ADDITIONAL INFORMATION

A copy of our 2014 annual report is being mailed with this proxy statement to each shareholder of record.  Shareholders not receiving a copy of the annual report may obtain one without charge.  Requests and inquiries should be addressed to: T Bancshares, Inc., 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248, Attn: Corporate Secretary, (972) 720-9000.

We have also filed a copy of our 2014 Form 10-K and this proxy statement with the SEC, which are available on its website at www.sec.gov, and are also available on our website at www.tbank.com.  Information on, or that can be accessed through, our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
T BANCSHARES, INC.

Pursuant to the provisions of the Texas Business Organizations Code (the “TBOC”), T Bancshares, Inc., a Texas corporation (the “Corporation”), hereby adopts this Amended and Restated Certificate of Formation, which accurately copies the original Articles of Incorporation and all amendments thereto that are in effect to date and as further amended as hereinafter set forth and which contain no other change in any provision thereof, except that the number of directors currently constituting the board of directors and the names and addresses of the persons currently serving as directors have been inserted in lieu of similar information concerning the previous board of directors, and the name and address of the initial incorporator has been omitted.

ARTICLE ONE
The name of the Corporation is “T Bancshares, Inc.”  The Corporation is a Texas for-profit corporation.  The charter number issued to the Corporation by the Secretary of State is 800156057.

ARTICLE TWO
The following paragraph identifies by reference or description each added, altered, or deleted provision:

1.	Article II is hereby deleted in its entirety, and the following new Article II is substituted in its place:

“ARTICLE II.

The corporation is a for-profit corporation.”

2.	Article III is hereby deleted in its entirety, and the following new Article III is substituted in its place:

“ARTICLE III.

The purpose or purposes for which the corporation is formed are all lawful purposes for which for-profit corporations may be formed under the Texas Business Organizations Code (“TBOC”).”

3.	Article V is hereby deleted in its entirety, and the following Article V is substituted in its place:

“ARTICLE V.

Except as may be otherwise provided in the TBOC, no contract, act or transaction of the corporation with any corporation, person or persons, firm, trust or association, or any other organization will be affected or invalidated by the fact that any director, officer or shareholder of this corporation is a party to, or is interested in, such contract, act or transaction, or in any way connected with any such person or persons, firm, trust or association, or is a director, officer or shareholder of, or otherwise interested in, any such other corporation, nor will any duty to pay damages on account to this corporation be imposed upon such director, officer or shareholder of this corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate this corporation on, or in connection with, such contract, act or transaction, but if such vote, action or presence is, or was, necessary, such interest or connection (other than an interest as a noncontrolling shareholder of any such other corporation) be known or disclosed to the Board of Directors of the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.”

4.	Article VI is hereby deleted in its entirety, and the following Article VI is substituted in its place:

“ARTICLE VI.

No director of the corporation will have any personal liability to the corporation or its shareholders for monetary damages for any act or omission by the director in the director’s capacity as a director of the corporation, except that this provision does not eliminate or limit the liability of a director to the extent the director is found liable under applicable law for:

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A.           a breach of the director’s duty of loyalty to the corporation or its shareholders;

B.           an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or that involves intentional misconduct or a knowing violation of the law;

C.           a transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties; or

D.           an act or omission for which the liability of the director is expressly provided for by an applicable statute.

If the TBOC is amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. Any repeal or modification of this Article VI shall not adversely affect any right of protection of a director of the corporation existing at the time of such repeal or modification.”

5.	Article VII is hereby deleted in its entirety, and the following Article VII is substituted in its place:

“ARTICLE VII.

To the fullest extent permitted by law, this corporation shall indemnify and hold harmless each person who was or is a director or executive officer of this corporation and may indemnify any other person, including any person who was or is serving as a director, officer, fiduciary or other representative of another entity at the request of this corporation, and each such person’s heirs and legal representatives, in connection with any actual or threatened action, suit, proceeding, claim, investigation or inquiry, whether civil, criminal, administrative or other, whether brought by or in the name of this corporation or otherwise from and against any and all expenses (including attorneys’ fees and expenses), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, proceeding, investigation or inquiry; provided, however, that this corporation shall not indemnify any such officer, director or other person from or against expenses, liabilities, judgments, fines, penalties or other payments incurred (a) in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by such individual in the form of payments to this corporation; or (b) if such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for willful or intentional misconduct in the performance of his duty to the corporation, unless, and only to the extent that the court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper; and provided, further, that a person otherwise entitled to indemnification under this Article shall be entitled to indemnification for expenses incurred in connection with an action brought by such person against this corporation only if (a) such action is a claim for indemnification under this Article and (b) such person prevails in the action for which expenses are claimed or indemnification of expenses is included in any settlement or is awarded by a court.  Except as otherwise permitted or contemplated by this Article, the bylaws of this corporation or any agreement, expenses incurred by any person entitled to indemnification under this Article in defending any action, suit, proceeding, investigation or inquiry shall be paid by this corporation in advance of the final disposition thereof upon receipt of an undertaking or agreement, in form and substance satisfactory to the Board of Directors of this corporation, by or on behalf of such person to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by this corporation as authorized in this Article or otherwise.  The indemnification shall continue as to any person who has ceased to have the status entitling such person to indemnification under this Article and shall inure to the benefit of such person’s heirs and legal representatives.  Nothing contained herein shall expand the indemnification to which any person is entitled by virtue of any applicable law or regulation, but this Article shall be construed as expansively as possible consistent with applicable laws and regulations.  The Board of Directors of this corporation may establish rules and procedures, not inconsistent with the provisions of this Article, to implement the provisions of this Article.”

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6.	Article VIII is hereby deleted in its entirety, and the following Article VIII is substituted in its place:

“ARTICLE VIII.

Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares representing not less than the minimum number of votes that would have been necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.”

7.	Article IX is hereby deleted in its entirely, and the following Article IX is substituted in its place.

“ARTICLE IX.

No shareholder of this corporation shall, by reason of his holding shares of any class of stock of this corporation, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder, other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may fix; and the Board of Directors may issue shares of any class of stock of this corporation or any notes, debentures, bonds or other securities convertible into or carrying options, or warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class.”

8.	Article X is hereby deleted in its entirety, and the following Article X is substituted in its place.

“ARTICLE X.

The address of the registered office is 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248 and the name of the registered agent at such address is Patrick Howard.”

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9.	Article XI is hereby deleted in its entirety, and the following Article XI is substituted in its place.

“ARTICLE XI.

The number of directors shall be fixed by the bylaws of the corporation, and until changed by the bylaws, shall be eleven (11); the names and addresses of those who are to serve as directors until the next annual meeting of the shareholders or until their successors are elected and qualified are as follows:

NAME	ADDRESS
Stanley Allred	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Dan Basso	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Frankie Basso	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
David Carstens	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Ron Denheyer	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Patrick Howard	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Steven Jones	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Eric Langford	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Charles Mapes	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Thomas McDougal	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Gordon Youngblood	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248

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10.	Article XII is hereby deleted.

11.	Article XIII is hereby deleted.

12.	Article XIV is hereby deleted.

ARTICLE THREE

Each amendment made by this Amended and Restated Certificate of Formation has been effected in conformity with the provisions of the TBOC and the Certificate of Formation and bylaws of the Corporation and has been approved in the manner required by the TBOC and the governing documents of the Corporation.

ARTICLE FOUR

The Articles of Incorporation and all amendments thereto are superseded by the Amended and Restated Certificate of Formation attached as Exhibit A hereto, which accurately states the text of the Articles of Incorporation, as further amended by the amendment set forth above, except that the number of directors currently constituting the board of directors and the names and addresses of the persons currently serving as directors have been inserted in lieu of similar information concerning the previous board of directors, and the name and address of the initial incorporator has been omitted.

Dated: ___________, 2015                                                                           T BANCSHARES, INC.

By:_________________________________
     Patrick Howard, President and Chief Executive Officer

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EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

T BANCSHARES, INC.

ARTICLE I.

The name of the corporation is T Bancshares, Inc.

ARTICLE II.

The corporation is a for-profit corporation.

ARTICLE III.

The purpose or purposes for which the corporation is formed are all lawful purposes for which for-profit corporations may be formed under the Texas Business Organizations Code (“TBOC”).

ARTICLE IV.

The aggregate number of shares which the corporation shall have authority to issue is ten million (10,000,000) of common stock, par value $0.01 per share.

ARTICLE V.

Except as may be otherwise provided in the TBOC, no contract, act or transaction of the corporation with any corporation, person or persons, firm, trust or association, or any other organization will be affected or invalidated by the fact that any director, officer or shareholder of this corporation is a party to, or is interested in, such contract, act or transaction, or in any way connected with any such person or persons, firm, trust or association, or is a director, officer or shareholder of, or otherwise interested in, any such other corporation, nor will any duty to pay damages on account to this corporation be imposed upon such director, officer or shareholder of this corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate this corporation on, or in connection with, such contract, act or transaction, but if such vote, action or presence is, or was, necessary, such interest or connection (other than an interest as a noncontrolling shareholder of any such other corporation) be known or disclosed to the Board of Directors of the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE VI.

No director of the corporation will have any personal liability to the corporation or its shareholders for monetary damages for any act or omission by the director in the director’s capacity as a director of the corporation, except that this provision does not eliminate or limit the liability of a director to the extent the director is found liable under applicable law for:

A.           a breach of the director’s duty of loyalty to the corporation or its shareholders;

B.           an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or that involves intentional misconduct or a knowing violation of the law;

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C.           a transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties; or

D.           an act or omission for which the liability of the director is expressly provided for by an applicable statute.

If the TBOC is amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. Any repeal or modification of this Article VI shall not adversely affect any right of protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE VII.

To the fullest extent permitted by law, this corporation shall indemnify and hold harmless each person who was or is a director or executive officer of this corporation and may indemnify any other person, including any person who was or is serving as a director, officer, fiduciary or other representative of another entity at the request of this corporation, and each such person’s heirs and legal representatives, in connection with any actual or threatened action, suit, proceeding, claim, investigation or inquiry, whether civil, criminal, administrative or other, whether brought by or in the name of this corporation or otherwise from and against any and all expenses (including attorneys’ fees and expenses), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, proceeding, investigation or inquiry; provided, however, that this corporation shall not indemnify any such officer, director or other person from or against expenses, liabilities, judgments, fines, penalties or other payments incurred (a) in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by such individual in the form of payments to this corporation; or (b) if such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for willful or intentional misconduct in the performance of his duty to the corporation, unless, and only to the extent that the court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper; and provided, further, that a person otherwise entitled to indemnification under this Article shall be entitled to indemnification for expenses incurred in connection with an action brought by such person against this corporation only if (a) such action is a claim for indemnification under this Article and (b) such person prevails in the action for which expenses are claimed or indemnification of expenses is included in any settlement or is awarded by a court.  Except as otherwise permitted or contemplated by this Article, the bylaws of this corporation or any agreement, expenses incurred by any person entitled to indemnification under this Article in defending any action, suit, proceeding, investigation or inquiry shall be paid by this corporation in advance of the final disposition thereof upon receipt of an undertaking or agreement, in form and substance satisfactory to the Board of Directors of this corporation, by or on behalf of such person to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by this corporation as authorized in this Article or otherwise.  The indemnification shall continue as to any person who has ceased to have the status entitling such person to indemnification under this Article and shall inure to the benefit of such person’s heirs and legal representatives.  Nothing contained herein shall expand the indemnification to which any person is entitled by virtue of any applicable law or regulation, but this Article shall be construed as expansively as possible consistent with applicable laws and regulations.  The Board of Directors of this corporation may establish rules and procedures, not inconsistent with the provisions of this Article, to implement the provisions of this Article.

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ARTICLE VIII.

Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares representing not less than the minimum number of votes that would have been necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

ARTICLE IX.

No shareholder of this corporation shall, by reason of his holding shares of any class of stock of this corporation, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder, other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may fix; and the Board of Directors may issue shares of any class of stock of this corporation or any notes, debentures, bonds or other securities convertible into or carrying options, or warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class.

ARTICLE X.

The address of the registered office is 16200 Dallas Parkway, Suite 190, Dallas, Texas 75248 and the name of the registered agent at such address is Patrick Howard.

ARTICLE XI.

The number of directors shall be fixed by the bylaws of the corporation, and until changed by the bylaws, shall be eleven (11); the names and addresses of those who are to serve as directors until the next  annual meeting of the shareholders or until their successors are elected and qualified are as follows:

NAME	ADDRESS
Stanley Allred	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Dan Basso	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Frankie Basso	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
David Carstens	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Ron Denheyer	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Patrick Howard	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Steven Jones	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Eric Langford	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Charles Mapes	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Thomas McDougal	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248
Gordon Youngblood	16200 Dallas Parkway, Suite 190 Dallas, Texas 75248

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APPENDIX B

T BANCSHARES, INC.
2015 STOCK INCENTIVE PLAN

PURPOSE

The 2015 Stock Incentive Plan (“Plan”) is intended to promote shareholder value by (a) enabling T Bancshares, Inc. (the “Company”) and its affiliates to attract and retain the best available individuals for positions of substantial responsibility; (b) providing additional incentive to such persons by affording them an equity participation in the Company; (c) rewarding those directors, executive officers and employees for their contributions to the Company or the Bank; and (d) promoting the success of the Company’s business by aligning the financial interests of directors, executive officers and employees providing personal services to the Company or its affiliates with long-term shareholder value.

DEFINITIONS

“Act” means the Securities Exchange Act of 1934, as amended, or any successor provisions.

“Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) an entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under the Act, (iv) any Subsidiary and (v) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board of Directors as being a participant employer in the Plan.  For purposes of this Plan and without further designation by the Board of Directors, T Bank, N.A. shall be deemed an Affiliate.

“Bank” means T Bank, N.A., a national banking association.

“Board of Directors” means the board of directors of the Company.

“Change of Control” means:

the acquisition by any individual, entity or “group,” within the meaning of  section 13(d)(3) or section 14(d)(2) of the Act (other than the current members of the boards of directors of the Company or the Bank or any of their descendants, the Company, the Bank, or any savings, pension or other benefit plan for the benefit of the employees of the Company or the Bank or subsidiaries thereof)(a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of voting securities of the Company or the Bank where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the Company’s or Bank’s then outstanding capital stock then entitled to vote generally in the election of directors;

within any twelve-month period, the persons who were directors of the Company immediately before the beginning of the twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors; provided that any individual becoming a director subsequent to the beginning of such twelve-month whose election, or nomination for election by the Company’s shareholders, was approved by at least two-thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director unless such individual’s initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act);

a reorganization, merger, consolidation or other corporate transaction involving the Company or the Bank, in each case, with respect to which the shareholders of the Company or the Bank, respectively, immediately prior to such transaction do not, immediately after the transaction, own more than fifty percent (50%) of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities;

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the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party;

a dissolution or liquidation of the Company or the Bank; or

any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in clauses (i) – (v), as determined by the Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor provisions.

“Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Section 4(A).  If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.  The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of two or more member of the Board of Directors who are each “outside directors” as defined in Treas. Reg. Sec. 1.162-27(e) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Act.

“Company” means T Bancshares, Inc., a Texas corporation and registered bank holding company, and except as otherwise specified in this Plan in a particular context, any successor thereto, whether by merger, consolidation, purchase of all or substantially all of its assets or otherwise.

“Controlling Participant” means any person who, immediately before an Option is granted to that particular person, directly or indirectly (within the meaning of section 424 of the Code and the regulations promulgated thereunder) possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.  The determination of whether an person is a Controlling Participant shall be made in accordance with sections 422 and 424 of the Code, or any successor provisions, and the regulations promulgated thereunder.

“Exercise Price” means the price at which a share of Stock may be purchased by a Participant pursuant to the exercise of an Option, as specified in the respective Stock Option Agreement.

“Fair Market Value” on any date with respect to the Stock means:

if the Stock is listed on a national securities exchange, the last reported sale price of a share of the Stock on such exchange or, if no sale occurs on that date, the average of the reported closing bid and asked prices on that date, if the Stock is otherwise publicly traded, the last reported sale price of a share of the Stock under the quotation system under which the sale price is reported or, if no sale occurs on that date, the average of the reported closing bid and asked prices on that date under the quotation system under which the bid and asked prices are reported, if no such last sales price or average of the reported closing bid and asked prices are available on that date, the last reported sale price of a share of the Stock, or if no sale takes place, the average of the reported closing bid and asked prices as so reported for the immediately preceding business day (a) on the national securities exchange on which the Stock is listed or (b) if the Stock is otherwise publicly traded, under the quotation system under which such data are reported, or if none of the prices described above is available, the value of a share of the Stock as reasonably determined in good faith by the Committee in a manner that it believes to be in accordance with the Code.

In determining the Fair Market Value of a share of Stock in connection with the issuance of an ISO, the Fair Market Value shall be determined without regard to any restriction, other than a restriction that, by its terms, will never lapse.

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“ISO” means an Option (or portion thereof) intended to qualify as an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision.

“NQSO” means an Option (or portion thereof) that is not intended to, or does not, qualify as an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision.

“Option” means the right of a Participant to purchase shares of Stock in accordance with the terms of this Plan and the Stock Option Agreement between such Participant and the Company.

“Parent” means a parent corporation, if any, with respect to the Company, as defined in section 424(e) of the Code and regulations promulgated or rulings issued thereunder.

“Participant” means any person to whom an Option has been granted pursuant to this Plan and who is a party to a Stock Option Agreement.

“Stock” means the common stock of the Company, par value $0.01 per share.

“Stock Option Agreement” means an agreement by and between a Participant and the Company setting forth the specific terms and conditions which Stock may be purchased by such Participant pursuant to the exercise of an Option.  Such Stock Option Agreement shall be subject to the provisions of this Plan (which shall be incorporated by reference therein) and shall contain such provisions as the Board of Directors, in its sole discretion, may authorize.

“Subsidiary” means a subsidiary corporation of the Company, as defined in section 424(f) of the Code and regulations promulgated or rulings issued thereunder.

“Termination Date” means the date on which the Participant ceased to be an employee of the Company or any Affiliate; provided however, that with respect to an ISO, it means the date on which the Participant ceased to be an employee of the Company or any Parent or Subsidiary.

SHARES AVAILABLE UNDER THE PLAN

Shares Subject to the Plan.  Subject to adjustment in accordance with the provisions of this Section 3, the total number of shares of Stock as to which Options may be granted shall be 270,000 shares, all of which Options may granted as ISOs.  Stock issued under the Plan may be either authorized but unissued shares or shares that have been reacquired by the Company.  Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares of Stock available for Options under the Plan.

Forfeited Awards.  In the event that any outstanding Option under the Plan for any reason expires unexercised, is forfeited or is terminated prior to the end of the period during which Options may be issued under the Plan, the shares of Stock allocable to the unexercised portion of such Option that has expired, been forfeited or been terminated shall become available for future issuance under the Plan.

Shares Used to Pay Exercise Price and Taxes.  Shares of Stock delivered to the Company to pay the Exercise Price of any Option or to satisfy the Participant’s income tax withholding obligation shall become available for future issuance under the Plan; provided, however, that if any of such shares of Stock were not originally reserved under the Plan, such shares of Stock shall only be re-issued as NQSOs.

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Adjustments on Changes in Stock.  In the event of any change in the outstanding shares of Stock by reason of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spinoff, combination or exchange of shares or other corporate change, the Committee, in its sole discretion, may make such substitution or adjustment, if any, as it deems to be equitable or appropriate, as to: (i) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3(A); (ii) the number or kind of shares subject to an Option; (iii) subject to the limitation contained in Section 6(P), the Exercise Price applicable to an Option; (iv) any measure of performance that relates to an Option in order to reflect such change in the Stock and/or (v) any other affected terms of any Option; provided however, that no adjustment shall occur with respect to an ISO unless: (y) the excess of the aggregate Fair Market Value of the shares of Stock subject to the ISO immediately after any such adjustment over the aggregate Exercise Price of such shares is not more than the excess of the aggregate Fair Market Value of all shares subject to the ISO immediately prior to such adjustment over the Exercise Price of all shares subject to the ISO; and (z) the new or adjusted ISO does not grant the Participant additional benefits that the Participant did not previously have.

ADMINISTRATION

Procedure.  The Plan shall be administered, construed and interpreted by the Committee, as such Committee is from time to time constituted, or any successor committee the Board of Directors may designate to administer the Plan.  The Committee may delegate any of its powers and duties to appropriate officer(s) of the Company in accordance with guidelines established by the Committee from time to time.

Powers of the Committee.  Subject to the other provisions of the Plan, the Committee shall have all powers vested in it by the terms of the Plan as set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein): (i) to select those persons to be granted Options under the Plan; (ii) to determine the type, size and terms of the Option to be granted to each individual selected; (iii) to modify the terms of any Option that has been granted; (iv) to determine the time when Options will be granted; (v) to establish performance objectives; (vi) to determine the Fair Market Value of the Stock under Section 2(K)(iv); (vii) to interpret the Plan and decide any questions and settle all controversies or disputes that may arise in connection with the Plan; (viii) to adopt, amend and rescind rules and regulations relating to the Plan; (ix) to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms, in its sole and absolute discretion, from time to time; (x) to accelerate or defer (with the consent of the Participant) the vesting period or exercise date of any Option; (xi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; and (xii) to make all other determinations and perform all other acts necessary or advisable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent that it shall deem desirable to carry the Plan or any Option into effect.

Effect of Decision of the Committee.  All decisions, determinations, actions and interpretations of the Committee (or its delegate as permitted herein) or the Board of Directors (or its delegate as permitted herein) in the administration of the Plan shall lie with the Committee and the Board of Directors, respectively, within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned; provided that the Committee or the Board of Directors, as applicable, may, in its sole and absolute discretion, overrule an action, decision, determination or interpretation of a person to whom it has delegated authority.

Liability of Board of Directors or the Committee.  No member of the Board of Directors or Committee or any officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Board of Directors or Committee or any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.  The members of the Board of Directors and Committee and officers of the Company shall be entitled to indemnification in connection with the performance of their respective duties under the Plan to the extent provided in the articles of incorporation or bylaws of the Company or otherwise by law.

4

ELIGIBILITY

Consistent with the purposes of the Plan, the Committee shall have the power (except as may be delegated as permitted herein) to select the employees and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Options under the Plan.  No person who is not an employee of the Company or any Parent or any Subsidiary shall be eligible to receive an ISO award under the Plan.  For purposes of this Plan, the term “employee” means an individual employed by the Company or a Parent or a Subsidiary whose income from those entities is subject to Federal Income Contributions Act withholding.

TERMS AND CONDITIONS APPLICABLE TO OPTIONS UNDER THE PLAN

Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as the Board of Directors shall, from time to time, approve, which agreements shall in substance include or incorporate, comply with and be subject to the following terms and conditions (except as necessary to conform to the requirements of law, including the laws of the jurisdiction where the Participant resides):

Medium and Time of Payment.  The Exercise Price shall be paid in full at the time the Option is exercised.  The Exercise Price shall be payable either in (i) United States dollars in cash or by check, bank draft, money order or wire transfer of good funds payable to the Company; (ii) upon conditions established by the Committee, by delivery of shares of Stock owned by the Participant for at least six (6) months prior to the date of exercise; or (iii) by a combination of (i) and (ii).

Number of Shares. The total number of shares to which each Option pertains shall be designated in the Stock Option Agreement at the time of grant.

Designation of Option.  Each Option shall be designated in the Stock Option Agreement as either an ISO or a NQSO and, in the absence of such designation, shall be deemed to be a NQSO.  In the event that a person is granted concurrently an ISO and a NQSO, such Options shall be evidenced by separate Stock Option Agreements.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Options designated as ISOs are exercisable for the first time by any employee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, or (ii) an ISO does not meet any other requirement to be an “incentive stock option” within the meaning of section 422 of the Code, such Options, or portions thereof, shall be treated as NQSOs.  For purposes of this section, Options shall be taken into account in the order in which they were granted.

Exercise Price.  The Exercise Price per share of Stock under an Option shall be determined by the Committee in its sole discretion; provided however that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value on the date that such Option is granted and, in the case of an ISO granted to a Controlling Participant, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date that such Option is granted.

Option Term.  The term of an Option shall be fixed by the Committee, in its sole discretion in each Stock Option Agreement; provided however that for any Option to qualify as an ISO, the Option shall expire not more than ten years from the date the Option is granted and, in the case of a Controlling Participant, not more than five years from the date the Option is granted.

Exercise of Options.  Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised at any time during the term of the Option.  An Option shall be deemed exercised when (i) written notice of such exercise, in the form prescribed by the Committee, has been received by the Company in accordance with the terms of the Option by the person entitled to exercise the Option and (ii) full payment for the Stock with respect to which the Option is exercised has been received by the Company in accordance with Section 6(A) hereof and the Stock Option Agreement.  The written notice shall include the number of shares to be exercised by the Participant.  Except as otherwise expressly provided in writing by the Board of Directors, an Option may not be exercised for a fractional share of Stock.

5

Stock Certificates.  Promptly upon exercise of an Option, the Company shall issue (or cause to be issued) certificates evidencing the shares of Stock acquired as a result of the exercise of the Option.  In the event that the exercise of an Option is treated in part as the exercise of an ISO and in part as the exercise of a NQSO pursuant to Section 6(C) hereof, the Company shall issue a certificate evidencing the shares of Stock treated as acquired upon the exercise of an ISO and a separate certificate evidencing the shares of Stock treated as acquired upon the exercise of a NQSO, and shall identify each such certificate accordingly in its stock transfer records.

All certificates for shares of Stock delivered under the Plan pursuant to any Option shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Date of Exercise.  The Committee may, in its sole discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified by the Committee.  Except as may be so provided, any Option may be exercised in whole at any time, or in part from time to time, during its term.  In the case of an Option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Option may be exercised.

Termination of Service.  The Committee may determine, at the time of grant, for each Option the extent to which the Participant (or his legal representative) shall have the right to exercise the Option following termination of such Participant’s service to the Company or any Affiliate.  Such provisions may reflect distinctions based on the reasons for the termination of service and any other relevant factors that the Committee may determine.  In the absence of such standards, any Option granted to an employee of the Company or any Affiliate pursuant to the Plan that has not vested prior to the date on which the Participant ceased to be an employee of the Company or such Affiliate (“Termination Date”) shall expire immediately upon the Termination Date, and any Option granted to an employee of the Company or any Affiliate pursuant to the Plan that has vested prior to the Termination Date shall expire three (3) months following the Termination Date; provided however that if the cessation of Participant’s service is due to his death or disability (as defined in section 22(e)(3) of the Code), such Option shall expire one year from the Termination Date.

Transferability.  Except as otherwise permitted by the Committee, Options shall be nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant (or in the event of his disability (as defined in section 22(e)(3) of the Code), by his guardian or legal representative) and after his death, only by the Participant’s legal representatives, heirs, legatees, or distributees.

No Rights as a Participant.  No person shall, with respect to any Option, be deemed to have become a Participant, or to have any rights with respect to such Option, unless and until such person shall have executed a Stock Option Agreement or other instrument evidencing the Option and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

No Rights as a Shareholder.  Notwithstanding the exercise of an Option, a Participant shall have no rights as a shareholder with respect to shares covered by an Option until the date the certificates evidencing the shares of Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment will be made for dividends or other rights the record date for which is prior to the date of issuance.  Upon issuance of the certificates evidencing the shares of Stock acquired upon exercise of an Option, such shares of Stock shall be deemed transferred for purposes of section 421 of the Code and the regulations promulgated thereunder.

6

Tax Withholding.  As a condition to the exercise of any Option, the Company shall have the right to require that the Participant exercising the Option (or the recipient of any shares of Stock) remit to the Company an amount calculated by the Company to be sufficient to satisfy applicable federal, state, foreign or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any certificate evidencing shares of Stock.  If permitted by the Company, either at the time of the grant of the Option or in connection with its exercise, the Participant may satisfy applicable withholding tax requirements by delivering a number of whole shares of Stock owned by the Participant for at least six (6) months prior to the date of exercise and having a Fair Market Value (determined on the date that the amount of tax to be withheld is to be fixed) at least equal to the aggregate amount required to be withheld.

In the case of an ISO, the Committee may require as a condition of exercise that the Participant exercising the Option agree to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise.

Change of Control.  Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Option, all Options outstanding as of the date of a Change of Control or an agreement to effect a Change of Control, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant. The determination as to whether a Change of Control or an agreement to effect a Change of Control has occurred shall be made by the Committee and shall be conclusive and binding.  Notwithstanding the foregoing, in the event of a Change of Control, the Committee, in its discretion, may act to require the mandatory surrender to the Company by selected Participants of some or all of the outstanding options held by such Participants (irrespective of whether such options are then exercisable under the provisions of the Plan) as of a date before such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such options and the Company shall pay to each Participant an amount of cash per share equal to the excess, if any, of the fair market value of the shares subject to such option over the exercise price(s) under such options for such shares. Written notice of the date of such Change of Control and such action by the Committee shall be given to Participant at least 20 days and not more than 90 days prior to the date of the Change of Control; provided that, if the Company does not have knowledge of the proposed Change of Control at least 20 days prior to the effective date of the Change of Control, it shall provide notice of such change as soon as practical.

Additional Restrictions and Conditions.  The Committee may impose such other restrictions and conditions (in addition to those required by the provisions of this Plan) on any Option granted hereunder and may waive any such additional restrictions and conditions, so long as (i) any such additional restrictions and conditions are consistent with the terms of this Plan and (ii) such waiver does not waive any restriction or condition required by the provisions of this Plan.

Repricing.  The Committee shall not, without the further approval of the Board of Directors, (i) authorize the amendment of any outstanding Option to reduce the Exercise Price of such Option or (ii) grant a replacement Option upon the surrender and cancellation of a previously granted Option for the purpose of reducing the Exercise Price of such Option.  Nothing contained in this section shall affect the right of the Board of Directors or the Committee to make the adjustment permitted under Section 3(D).

AMENDMENT AND TERMINATION OF THE PLAN

The Committee may amend, alter, suspend, or terminate the Plan or any portion hereof at any time; provided that no such amendment, alteration, suspension or termination shall be made without the approval of the shareholders of the Company if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Board of Directors deems it necessary or desirable to qualify or comply.  No amendment, suspension or termination of the Plan shall adversely affect the right of any Participant with respect to any Option theretofore granted, as determined by the Committee, without such Participant’s written consent.

7

Unless earlier terminated, the Plan shall remain in effect until all shares issuable under the Plan have been purchased or acquired in accordance with the Plan.  In no event may any Options be granted under the Plan more than ten (10) years after the earlier of the date on which the Plan is first adopted or the date on which the Plan is approved by the shareholders of the Company.  Such termination by lapse of time shall not affect the validity or terms of any Option then outstanding or the ability of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or rights under any such Option for so long as the Option is outstanding.

LEGALITY OF GRANT

The granting of Options under this Plan and the issuance or transfer of Options and shares of Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency (including, without limitation, no-action positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan and no Options or shares shall be issued by the Company unless and until in any such case all legal requirements applicable to the issuance or payment have, in the opinion of counsel for the Company, been complied with.  In connection with any Option or Stock issuance or transfer, the person acquiring the shares or the Option shall, if requested by the Company, give assurance satisfactory to counsel to the Company with respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

NO EMPLOYMENT/SERVICE RIGHTS

Unless otherwise determined by the Committee, Options received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program.  Nothing in this Plan or any Stock Option Agreement shall confer upon any person the right to participate in the benefits of the Plan or to be granted an Option, and there shall be no obligation to provide uniformity of treatment in connection with the administration of this Plan.  The terms and conditions of Options or Stock Option Agreements need not be the same with respect to each Participant.

Nothing in this Plan or any Stock Option Agreement shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Company or any Affiliate shall continue to employ, retain or engage any individual (whether or not a Participant).  Neither this Plan nor any Stock Option Agreement executed in accordance with this Plan shall affect in any way the right of the Company or any Affiliate to terminate the employment or engagement of any individual (whether or not a Participant) at any time and for any reason whatsoever and to remove any individual (whether or not a Participant) from any position with the Company or any Affiliate.  No change of a Participant’s duties with the Company or any Affiliate shall result in a modification of any rights of such Participant under this Plan or any Stock Option Agreement executed by such Participant (whether or not such Participants are similarly situated).

EFFECTIVE DATE

This Plan shall become effective upon its approval by the Board of Directors; provided however that no grant of an Option under this Plan shall qualify as an ISO unless, within one year of the date the Plan becomes effective, the Plan is approved by the affirmative vote of a majority of the shareholders of the Company present, in person or by proxy, at a meeting of the shareholders of the Company.  The Committee may grant ISOs subject to the condition that this Plan shall have been approved by the shareholders of the Company as provided herein.

RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

8

MINIMUM CAPITAL REQUIREMENTS

Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary, all Options granted under the Plan shall expire, to the extent not exercised, within 45 days following the receipt of notice from the Bank’s primary federal regulator (“Regulator”) that (i) the Bank has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of options.  Upon receipt of such notice from the Regulator, the Company shall promptly notify each Participant that all Options issued under this Plan have become fully exercisable and vested to the full extent of the grant and that the Participant must exercise the Option(s) granted to him prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or forfeit such Option.  In case of forfeiture, no Participant shall have a cause of action, of any kind or nature, with respect to the forfeiture against the Company or any Affiliate.  Neither the Company nor any Affiliate shall be liable to any Participant due to the failure or inability of the Company or any Affiliate to provide adequate notice to the Participant.

ADMINISTRATION OF PLAN

Notwithstanding any other provision herein to the contrary, this Plan shall be administered in accordance with the provisions of the Federal Deposit Insurance Corporation’s Statement of Policy on Applications for Deposit Insurance as such policy relates to stock benefit plans.

GENERAL

Burden and Benefit.  The terms and provisions of this Plan and the Options issued hereunder shall be binding upon, and shall inure to the benefit of, the Company and each Participant and any permitted successors and assigns.

Interpretation.  When a reference is made in this Plan to a Section, such reference will be to a Section of this Plan unless otherwise indicated.  The headings contained in this Plan are for convenience of reference only and will not affect in any way the meaning or interpretation of this Plan or any Option.  Whenever the words “include,” “includes” or “including” are used in this Plan, they will be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Plan will refer to this Plan as a whole and not to any particular provision in this Plan.  Each use herein of the masculine, neuter or feminine gender will be deemed to include the other genders.  Each use herein of the plural will include the singular and vice versa, in each case as the context requires or as is otherwise appropriate.  The word “or” is used in the inclusive sense.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a person are also to its permitted successors or assigns.  No provision of this Plan is to be construed to require, directly or indirectly, any person to take any action, or omit to take any action, which action or omission would violate applicable law (whether statutory or common law), rule or regulation.

Costs and Expenses.  All costs and expenses with respect to the adoption, implementation and administration of this Plan shall be borne by the Company; provided, however that, except as otherwise specifically provided in this Plan or the applicable Stock Option Agreement between the Company and a Participant, the Company shall not be obligated to pay any costs or expenses (including legal fees) incurred by any Participant in connection with any Stock Option Agreement, this Plan or any Option or Stock held by any Participant.

Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for long-term incentive compensation.  Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person.  Nothing contained herein shall be construed to give any Participant any rights with respect to any Option, unexercised or exercised, or any other matters under this Plan that are greater than those of a general unsecured creditor of the Company.

9

Governing Law.  The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Option granted hereunder shall be determined in accordance with the laws of the State of Texas, without reference to the laws that might otherwise govern under applicable principles of conflicts of law.

Severability.  If any term or other provision of this Plan or any Stock Option Agreement is held to be illegal, invalid or unenforceable by any rule of law or public policy, such term or provision shall be fully severable and this Plan or the Stock Option Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof, and all other conditions and provisions shall remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, there shall be added automatically as a part of this Plan or the Stock Option Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.  If any provision of this Plan or any Stock Option Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

Certain Conflicts.  In the event of an irreconcilable conflict between the terms of the Plan and any Stock Option Agreement, the terms of the Plan shall prevail.

Notices.  Any notice or other communication required or permitted to be made hereunder or by reason of the provisions of this Plan or any Stock Option Agreement shall be in writing, duly signed by the party giving such notice or communication and shall be deemed to have been properly delivered if delivered personally or by a recognized overnight courier service, or sent by first-class certified or registered mail, postage prepaid, as follows (or at such other address for a party as shall be specified by like notice): (i) if given to the Company, at its principal place of business, and (ii) if to a Participant, as provided in his Stock Option Agreement.  Any notice properly given hereunder shall be effective on the date on which it is actually received by the party to whom it was addressed.

10

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officer, has executed this Plan on this the 15th day of April, 2015.

T BANCSHARES, INC.

By:
Patrick Howard, President

11

T Bancshares

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Stanley Allred
02 Dan Basso
03 Frankie Basso
04 David Carstens
05 Ron Denheyer
06 Patrick Howard
07 Steven Jones
08 Eric Langford
09 Charles Mapes
10 Thomas McDougal
11 Gordon Youngblood

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000246258_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

T BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS
June 24, 2015 - 5:30 p.m., local time
This Proxy is Solicited by the Board of Directors

The undersigned shareholder(s) of T Bancshares, Inc., a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for T Bancshares, Inc.'s 2015 Annual Meeting of Shareholders, and hereby appoints Patrick Howard and Shari Jensen, and each or either of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of T Bancshares, Inc. held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 30, 2015, at the Annual Meeting of Shareholders of T Bancshares, Inc. to be held at 5:30 p.m., local time, on June 24, 2015 at the main office of T Bank, N.A., 16200 Dallas Parkway, Suite 190, Dallas, TX 75248, and any continuation(s), postponement(s) or adjournment(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). **If no direction is made, this proxy will be voted FOR the election of the nominees for directors and FOR the ratification of the appointment of the independent registered public accounting firm and FOR the approval of the 2015 Stock Incentive Plan and FOR the adoption of an Amended and Restated Certificate of Formation for T Bancshares, Inc. If any other matter should properly come before the meeting, then the persons named as proxies will also have discretionary authority to vote this proxy with respect thereto in accordance with their judgment.**

If you have voted by Internet or telephone, please DO NOT mail back this proxy.

Continued and to be signed on reverse side

0000246258_2 R1.0.0.51160